Exhibit 4.9



                       THE STANLEY WORKS CAPITAL TRUST I

                             AMENDED AND RESTATED

                             DECLARATION OF TRUST

                                     among

                              THE STANLEY WORKS,
                                  as Sponsor,

                     HSBC BANK USA, NATIONAL ASSOCIATION,
                       as Delaware and Property Trustee,

                                      and

                               CRAIG A. DOUGLAS,
                              JEFFREY D. CATALDO,
                               and DONALD ALLAN,
                          as Administrative Trustees

                         Dated as of November 22, 2005



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                                              THE STANLEY WORKS CAPITAL TRUST I

                                                      TABLE OF CONTENTS


                                                         ARTICLE 1
                                                       Defined Terms

    Section 1.01  Definitions........................................................................................2

                                                         ARTICLE 2
                                                 Establishment of the Trust

    Section 2.01  Name 15
    Section 2.02  Offices of the Trustees; Principal Place of Business..............................................15
    Section 2.03  Initial Contribution of Trust Property; Organizational Expenses...................................15
    Section 2.04  Issuance of the Preferred Securities..............................................................15
    Section 2.05  Purchase of Junior Subordinated Debt Securities; Issuance of the Common Securities................15
    Section 2.06  Amended and Restated Declaration of Trust.........................................................16
    Section 2.07  Authorization to Enter into Certain Transactions..................................................16
    Section 2.08  Assets of Trust...................................................................................20
    Section 2.09  Title to Trust Property...........................................................................20
    Section 2.10  Mergers and Consolidations of the Trust...........................................................20
    Section 2.11  Obligations in the Event of Non-U.S. Merger.......................................................21

                                                         ARTICLE 3
                                                      Payment Account

    Section 3.01  Payment Account...................................................................................22

                                                         ARTICLE 4
                                                 Distributions; Redemption

    Section 4.01  Distributions.....................................................................................23
    Section 4.02  Redemption........................................................................................25
    Section 4.03  Subordination of Common Securities................................................................27
    Section 4.04  Payment Procedures................................................................................27
    Section 4.05  Tax Returns and Reports...........................................................................27

                                                         ARTICLE 5
                                              Trust Securities Certificates

    Section 5.01  Initial Ownership.................................................................................28
    Section 5.02  The Trust Securities Certificates.................................................................28
    Section 5.03  Initial Issuance of Trust Securities Certificates.................................................28
    Section 5.04  The Securities Registrar..........................................................................28
    Section 5.05  Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates................................28
    Section 5.06  Persons Deemed Securityholders....................................................................29
    Section 5.07  Access to List of Securityholders' Names and Addresses............................................29
    Section 5.08  Maintenance of Office or Agency...................................................................29
    Section 5.09  Appointment of Paying Agent.......................................................................30

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 Section 5.10  Ownership of Common Securities by Sponsor.........................................................30
    Section 5.11  Book-Entry Preferred Securities Certificates; Common Securities Certificate.......................30
    Section 5.12  Notices to Clearing Agency........................................................................32
    Section 5.13  Transfer and Exchange of Preferred Securities.....................................................32
    Section 5.14  Rights of Securityholders.........................................................................46

                                                         ARTICLE 6
                                        Acts of Securityholders; Meetings; Voting

    Section 6.01  Limitations on Voting Rights......................................................................48
    Section 6.02  Notice of Meetings................................................................................49
    Section 6.03  Meetings of Preferred Securityholders.............................................................49
    Section 6.04  Voting Rights.....................................................................................49
    Section 6.05  Proxies, etc......................................................................................49
    Section 6.06  Securityholder Action by Written Consent..........................................................50
    Section 6.07  Record Date for Voting and Other Purposes.........................................................50
    Section 6.08  Acts of Securityholders...........................................................................50
    Section 6.09  Inspection of Records.............................................................................51

                                                         ARTICLE 7
                        Representations and Warranties of the Property Trustee and Delaware Trustee

    Section 7.01  Representations and Warranties of Property Trustee..................................................
    Section 7.02  Representations and Warranties of Delaware Trustee................................................52

                                                         ARTICLE 8
                                                       The Trustees

    Section 8.01  Certain Duties and Responsibilities...............................................................54
    Section 8.02  Notice of Defaults and Deferrals..................................................................56
    Section 8.03  Certain Rights of Property Trustee................................................................56
    Section 8.04  Not Responsible for Recitals or Issuance of Securities............................................57
    Section 8.05  May Hold Securities...............................................................................57
    Section 8.06  Compensation; Fees; Indemnity.....................................................................57
    Section 8.07  Trustees Required; Eligibility....................................................................58
    Section 8.08  Conflicting Interests...............................................................................
    Section 8.09  Co-Trustees and Separate Trustee..................................................................59
    Section 8.10  Resignation and Removal; Appointment of Successor.................................................60
    Section 8.11  Acceptance of Appointment by Successor............................................................61
    Section 8.12  Merger, Conversion, Consolidation or Succession to Business.......................................61
    Section 8.13  Preferential Collection of Claims Against Sponsor or Trust........................................62
    Section 8.14  Reports by Property Trustee.......................................................................62
    Section 8.15  Reports to the Property Trustee...................................................................62
    Section 8.16  Evidence of Compliance with Conditions Precedent..................................................63
    Section 8.17  Number of Trustees................................................................................63
    Section 8.18  Delegation of Power...............................................................................63
    Section 8.19  Enforcement of Rights of Property Trustee by Securityholders......................................63

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                                                         ARTICLE 9
                                               Termination and Liquidation

    Section 9.01  Termination Upon Expiration Date..................................................................65
    Section 9.02  Early Termination.................................................................................65
    Section 9.03  Termination.......................................................................................65
    Section 9.04  Liquidation.......................................................................................65

                                                         ARTICLE 10
                                                  Miscellaneous Provisions

    Section 10.01  Expense Agreement................................................................................68
    Section 10.02  Limitation of Rights of Securityholders..........................................................68
    Section 10.03  Amendment........................................................................................68
    Section 10.04  Separability.....................................................................................69
    Section 10.05  Governing Law....................................................................................69
    Section 10.06  Successors.......................................................................................69
    Section 10.07  Headings.........................................................................................69
    Section 10.08  Notice and Demand................................................................................70
    Section 10.09  Agreement Not to Petition........................................................................70
    Section 10.10  Conflict with Trust Indenture Act................................................................70
    Section 10.11  Counterparts.....................................................................................71
    Section 10.12  No Preemptive Rights.............................................................................71

EXHIBIT A.........    Form of Common Securities Certificate
EXHIBIT B.........    Form of Expense Agreement
EXHIBIT C.........    Form of Preferred Securities Certificate
EXHIBIT D.........    Form of Certificate of Transfer
EXHIBIT E.........    Form of Certificate of Exchange
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                   AMENDED AND RESTATED DECLARATION OF TRUST

                  THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of November 22, 2005, by and among (i) The Stanley Works, a Connecticut corporation (the "Sponsor"), (ii) HSBC Bank USA, National Association, a national banking association duly organized under the laws of the United States of America, as Delaware trustee and property trustee (the "Delaware Trustee" and the "Property Trustee"), (iii) Craig A. Douglas, an individual, Jeffrey D. Cataldo, an individual, and Donald Allan, an individual, as administrative trustees (each an "Administrative Trustee" and together the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees") and (iv) the several Holders, as hereinafter defined.

                             W I T N E S S E T H:

                  WHEREAS, the Sponsor and the Trustees have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by the entering into that certain Declaration of Trust, dated as of November 10, 2005 (the "Original Declaration of Trust"), and by the execution and filing by the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, dated November 10, 2005 (the "Certificate of Trust"); and

                  WHEREAS, the parties hereto desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Junior Subordinated Debt Securities, (ii) the issuance of the Common Securities by the Trust to the Sponsor, and (iii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:


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                                  ARTICLE 1

                                 Defined Terms

         Section 1.01 Definitions. For all purposes of this Amended and Restated Declaration of Trust, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Amended and Restated Declaration of Trust; and

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amended and Restated Declaration of Trust as a whole and not to any particular Article, Section or other subdivision.

         "Acceleration Event of Default" means any one of the following events (whatever the reason for such Acceleration Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) the occurrence of an Indenture Acceleration Event of Default; or

         (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; provided, however, that distributions deferred due to a mandatory deferral or optional deferral of any interest payment on the Junior Subordinated Debt Securities in accordance with the terms of the Junior Subordinated Indenture shall not be a default or an Event of Default; or

         (iii) default by the Trust in the payment of the applicable Redemption Price of any Trust Security when it becomes due and payable; or

         (iv) the occurrence of a Bankruptcy Event with respect to the Trust.

         "Act" has the meaning specified in Section 6.08.

         "Additional Amounts" has the meaning specified in Section 4.01(e).

         "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Amended and Restated Declaration of Trust solely in their capacities as Administrative Trustees of the Trust formed and continued hereunder and not

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in their individual
capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Administrative Trustee" appointed as herein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Amended and Restated Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, and including, for all purposes of this Amended and Restated Declaration of Trust and any modification, amendment or supplement hereto, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any such modification, amendment or supplement, respectively.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Book-Entry Preferred Securities Certificate, the rules and procedures of the Clearing Agency, Euroclear and Clearstream that apply to such transfer or exchange.

         "Bankruptcy Event" means, with respect to any Person:

         (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

         "Bankruptcy Laws" has the meaning specified in Section 10.09.

         "Book-Entry Preferred Securities Certificates" means certificates representing Preferred Securities issued in global, fully registered form to the Clearing Agency as described in Section 5.11.

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         "Business Day" means a day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order or regulation to close.

         "Certificate Depository Agreement" means the agreement among the Trust and The Depository Trust Company, as the initial Clearing Agency, dated November 21, 2005, relating to the Preferred Securities Certificates, as the same may be amended and supplemented from time to time.

         "Certificate of Trust" has the meaning specified in the recitals to this Amended and Restated Declaration of Trust.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Clearstream" means Clearstream Banking S.A.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities Certificate" means a certificate evidencing ownership of a Common Security or Securities, substantially in the form attached as Exhibit A.

         "Common Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $1,000 and having the rights provided therefor in this Amended and Restated Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Corporate Trust Office" means the office of the Property Trustee at which its corporate trust business shall be principally administered.

         "Covenant Event of Default" means a default in the performance, or breach, of any covenant or warranty of the Trustees in this Amended and Restated Declaration of Trust (other than a covenant or warranty a default in whose performance or breach is dealt with in clause (ii) or (iii) of the definition of Acceleration Event of Default) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Property Trustee by the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.

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         "Deferral" has the meaning provided in Section 4.01(e).

         "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

         "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

         "Delaware Trustee" means the commercial bank or trust company or any other Person identified as the "Delaware Trustee," which shall initially be HSBC Bank USA, National Association, solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

         "Distribution Date" means a Quarterly Distribution Date or a Semi-Annual Distribution Date.

         "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

         "Early Termination Event" has the meaning specified in Section 9.02.

         "Euroclear" means Euroclear Bank S.A./N.C.

         "Event of Default" means an Acceleration Event of Default or a Covenant Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Exchange Preferred Securities Certificates" means the Preferred Securities Certificates issued in the Registered Exchange Offer pursuant to
Section 5.13(f) hereof.

         "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Guarantor and the Trust, substantially in the form attached as Exhibit B, as amended from time to time.

         "Expiration Date" has the meaning provided in Section 9.01.

         "Fixed Rate" has the meaning provided in Section 4.01(b).

         "Fixed Rate Period" means, for any Trust Security, the period commencing on the later of (i) November 22, 2005 and (ii) the initial date of issuance of such Trust Security, to, but excluding, December 1, 2010.

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         "Floating Rate" has the meaning provided in Section 4.01(b).

         "Floating Rate Period" means the period commencing December 1, 2010.

         "Foregone Deferred Interest" has the meaning specified in the Supplemental Indenture.

         "Gross-Up Payment" has the meaning provided in Section 2.11.

         "Guarantee" means the Enhanced Trust Preferred Securities Guarantee Agreement executed and delivered by the Guarantor and HSBC Bank USA, National Association, as Guarantee Trustee, contemporaneously with the execution and delivery of this Amended and Restated Declaration of Trust, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Guarantee Trustee" means the entity from time to time acting as trustee pursuant to the Guarantee.

         "Guarantor" means the Sponsor, its successors and assigns.

         "Indenture Acceleration Event of Default" means an "Acceleration Event of Default" as defined in the Junior Subordinated Indenture.

         "Indenture Covenant Event of Default" means a "Covenant Event of Default" as defined in the Junior Subordinated Indenture.

         "Indenture Event of Default" means an Indenture Acceleration Event of Default or an Indenture Covenant Event of Default.

         "Indenture Redemption Date" means a date on which Junior Subordinated Debt Securities are redeemed by the Sponsor pursuant to the Junior Subordinated Indenture, whether upon repayment, in whole or part, at maturity or upon early redemption (either at the Sponsor's option or pursuant to a Special Event).

         "Indenture Trustee" means the trustee under the Junior Subordinated Indenture.

         "Issue Date" means the initial date of the delivery of the Trust Securities.

         "Junior Subordinated Debt Securities" means the Sponsor's 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due 2045 issued pursuant to the Junior Subordinated Indenture.

         "Junior Subordinated Indenture" means the Indenture, dated as of November 22, 2005, between the Sponsor and the Indenture Trustee, as heretofore supplemented and as supplemented by the Supplemental Indenture.

         "Legal Action" has the meaning specified in Section 2.07(A)(iv).

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         "Letter of Transmittal" means the letter of transmittal to be prepared by the Trust and sent to all Holders of the Preferred Securities for use by such Holders in connection with the Registered Exchange Offer.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Junior Subordinated Indenture and the proceeds of which will be used to pay the applicable Redemption Price of such Trust Securities and (ii) Junior Subordinated Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Trust Securities of the Holders to whom such Junior Subordinated Debt Securities are distributed.

         "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

         "Liquidation Date" means the date on which Junior Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

         "Liquidation Distribution" has the meaning specified in Section
9.04(g).

         "Make Whole Redemption Price" means, with respect to a redemption of Trust Securities, an amount equal to the greater of:

         (i) 100% of the principal amount of the Junior Subordinated Debt Securities being redeemed; and

         (ii) as determined by the Quotation Agent, the sum of the present values of remaining scheduled payments of principal and interest thereon for the Remaining Life of Fixed Rate Period of the Junior Subordinated Debt Securities, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.25%, plus, in each case, all accrued and unpaid interest on the Junior Subordinated Debt Securities being redeemed to but not including the redemption date.

         "Mandatory Deferral" has the meaning specified in the Supplemental Indenture.

         "Mandatory Deferral Trigger Event" has the meaning specified in the Supplemental Indenture.

         "Maturity Redemption Price" means, with respect to a redemption of Trust Securities, an amount equal to the principal of and accrued and unpaid interest on the Junior Subordinated Debt Securities as of the maturity date thereof.

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         "Non-U.S. Merger" means any transaction or series of transactions pursuant to which the Sponsor, directly or indirectly, consolidates with, merges into, sells, leases or conveys all or substantially all of its properties or assets to, or reincorporates or reorganizes into, another corporation that is not incorporated or otherwise organized under the laws of the United States, any state thereof or the District of Columbia.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Sponsor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Sponsor. An Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Amended and Restated Declaration of Trust shall include:

         (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (iii) a statement that each such officer has made such examination or investigation as is necessary, in such officer's opinion, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Trustees, the Guarantor or the Sponsor, but not an employee of the Trust or the Trustees, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to federal income tax matters may rely on published rulings of the Internal Revenue Service.

         "Optional Deferral" has the meaning specified in the Supplemental Indenture.

         "Optional Redemption Price" means, with respect to a redemption of Trust Securities, an amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities to be redeemed plus all accrued and unpaid interest on the Junior Subordinated Debt Securities being redeemed, to but not including the redemption date.

         "Original Declaration of Trust" has the meaning specified in the recitals to this Amended and Restated Declaration of Trust.

         "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore issued and delivered under this Amended and Restated Declaration of Trust, except:

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         (i) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation;

         (ii) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Amended and Restated Declaration of Trust; and

         (iii) Trust Securities in exchange for or in lieu of which other Trust Securities have been issued and delivered pursuant to this Amended and Restated Declaration of Trust;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, the Holder of the Common Securities, the Guarantor, any Administrative Trustee or any Affiliate of the Sponsor, the Guarantor or any Administrative Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Administrative Trustee or a Responsible Officer of such Property Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Sponsor, the Holder of the Common Securities, the Guarantor, one or more Administrative Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor, the Guarantor or any Affiliate of the Sponsor or the Guarantor.

         "Owner" means each Person who is the owner of a beneficial interest in a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

         "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01.

         "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

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         "Preferred Securities Certificate" means a certificate evidencing ownership of a Preferred Security or Securities, substantially in the form attached as Exhibit C.

         "Preferred Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $1,000 and having rights provided therefor in this Amended and Restated Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Private Placement Legend" means either of the legends set forth in
Section 5.13(g)(i), one of which shall be placed on all Preferred Securities Certificates issued under this Amended and Restated Declaration of Trust except where otherwise permitted by the provisions of this Amended and Restated Declaration of Trust.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Amended and Restated Declaration of Trust solely in its capacity as Property Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor "Property Trustee" as herein provided.

         "Purchase Agreement" means the Purchase Agreement, dated November 15, 2005, among the Sponsor, the Trust and the initial purchasers therein named.

         "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

         "Quarterly Distribution Accrual Period" means each period commencing on a Quarterly Distribution Date and continuing to but not including the next succeeding Quarterly Distribution Date (except that the first Quarterly Distribution Accrual Period will commence on December 1, 2010).

         "Quarterly Distribution Date" has the meaning provided in Section 4.01(a).

         "Quotation Agent" has the meaning specified in the Supplemental Indenture.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Amended and Restated Declaration of Trust; provided that each Indenture Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

         "Redemption Price" means:

         (i) in the case of the repayment of the Trust Securities as a result of the repayment of the Junior Subordinated Debt Securities at maturity, the Maturity Redemption Price;

         (ii) in the case of the redemption of Trust Securities as a result of the optional redemption of the Junior Subordinated Debt Securities, pursuant to Section 3.1(i) of the Supplemental Indenture, the Make Whole Redemption Price;

         (iii) in the case of the redemption of Trust Securities as a result of the optional redemption of the Junior Subordinated Debt Securities, pursuant to Section 3.1(ii) of the Supplemental Indenture, the Optional Redemption Price; and

         (iv) in the case of the redemption of Trust Securities as a result of the optional redemption of the Junior Subordinated Debt Securities upon the occurrence of a Special Event, pursuant to Section 3.2 of the Supplemental Indenture, the Special Event Redemption Price.

         "Registered Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

         "Registration Default" has the meaning set forth in the Registration Rights Agreement.

         "Registration Default Damages" has the meaning set forth in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 22, 2005, among the Sponsor, the Trust and the initial purchasers of the Preferred Securities named in the Purchase Agreement.

         "Regulation S" means Regulation S promulgated under the Securities
Act.

         "Regulation S Book-Entry Preferred Securities Certificate" means a Regulation S Temporary Book-Entry Preferred Securities Certificate or a Regulation S Permanent Book-Entry Preferred Securities Certificate.

         "Regulation S Permanent Book-Entry Preferred Securities Certificate" means a permanent Book-Entry Preferred Securities Certificate in the form of Exhibit C hereto bearing the appropriate legends and deposited with or on behalf of and registered in the name of the Clearing Agency or its nominee, issued in a denomination equal to the Liquidation Amount of the Regulation S Temporary Book-Entry Preferred Securities Certificate upon expiration of the Restricted Period.

         "Regulation S Temporary Book-Entry Preferred Securities Certificate" means a temporary Book-Entry Preferred Securities Certificate in the form of Exhibit C hereto bearing the appropriate legends and deposited with or on behalf of and registered in the name of the Clearing Agency or its nominee, issued in a denomination equal to the Liquidation Amount of the Preferred Securities initially sold in reliance on Rule 903 of Regulation S.

         "Relevant Trustee" has the meaning specified in Section 8.10.

         "Remaining Life of Fixed Rate Period" has the meaning specified in the Supplemental Indenture.

         "Responsible Officer" means, with respect to the Property Trustee, any officer of the Corporate Trust and Agency Group of the Trustee having direct responsibility for the administration of this Amended and Restated Declaration of Trust and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted Book-Entry Preferred Securities Certificate" means a Book-Entry Preferred Securities Certificate bearing a Private Placement Legend.

         "Restricted Definitive Preferred Securities Certificate" means a Definitive Preferred Securities Certificate bearing a Private Placement Legend.

         "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Register" and "Securities Registrar" are described in
Section 5.04.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Statutory Trust Act.

         "Semi-Annual Distribution Date" has the meaning provided in Section 4.01(a).

         "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Special Event" has the meaning specified in the Supplemental
Indenture.

         "Special Event Redemption Price" means, with respect to a redemption of Trust Securities, an amount equal to the greater of:

         (i) 100% of the principal amount of the Junior Subordinated Debt Securities being redeemed; and

         (ii) as determined by the Quotation Agent, the sum of the present values of remaining scheduled payments of principal and interest thereon for the Remaining Life of Fixed Rate Period of the Junior Subordinated Debt Securities, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 0.50%, plus, in either case, all accrued and unpaid interest on the Junior Subordinated Debt Securities, to but not including the redemption date.

         "Sponsor" has the meaning specified in the preamble to this Amended and Restated Declaration of Trust, and includes its successors and assigns.

         "Successor Securities" has the meaning specified in Section 2.10.

         "Supplemental Indenture" means the First Supplemental Indenture to the Junior Subordinated Indenture, dated as of November 22, 2005, by and among the Sponsor and the Indenture Trustee.

         "10-Year Treasury CMT" has the meaning specified in the Supplemental Indenture.

         "30-Year Treasury CMT" has the meaning specified in the Supplemental Indenture.

         "3-Month LIBOR Rate" has the meaning specified in the Supplemental Indenture.

         "Treasury Rate" has the meaning specified in the Supplemental
Indenture.

         "Trust" means the Delaware statutory trust continued hereby and identified on the cover page to this Amended and Restated Declaration of Trust.

         "Trustees" means the Persons identified as "Trustees" in the preamble to this Amended and Restated Declaration of Trust solely in their capacities as Trustees of the Trust formed and continued hereunder and not in their individual capacities, or their successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (i) the Junior Subordinated Debt Securities,
(ii) any cash on deposit in, or owing to, the Payment Account, and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Amended and Restated Declaration of Trust.

         "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Unrestricted Book-Entry Preferred Securities Certificate" means one or more Book-Entry Preferred Securities Certificates that do not bear and are not required to bear a Private Placement Legend.

         "Unrestricted Definitive Preferred Securities Certificate" means one or more Definitive Preferred Securities Certificates that do not bear and are not required to bear a Private Placement Legend.

         "U.S. Person" means a U.S. person as defined in Rule 902(k) under the Securities Act.

                                  ARTICLE 2

                          Establishment of the Trust

         Section 2.01 Name. The Trust continued hereby shall be known as "The Stanley Works Capital Trust I", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Administrative Trustees may change the name of the Trust from time to time following written notice to the Holders.

         Section 2.02 Offices of the Trustees; Principal Place of Business. The address of the Property Trustee and the Delaware Trustee is HSBC Bank USA, National Association, 1201 Market Street, Suite 1001, Wilmington, Delaware 19801, Attention: Corporate Trust Department, or such other address as the Property Trustee or Delaware Trustee may designate by written notice to the Securityholders, the Sponsor and the Guarantor. The address of the Administrative Trustees is c/o The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053 Attention: Treasurer. The principal place of business of the Trust is c/o The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053. The Sponsor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

         Section 2.03 Initial Contribution of Trust Property; Organizational Expenses. The Delaware Trustee acknowledges receipt in trust from the Sponsor in connection with the Original Declaration of Trust of the sum of $10, which constituted the initial Trust Property. The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of the Trustees, promptly reimburse the Trustees for any such expenses paid by the Trustees. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

         Section 2.04 Issuance of the Preferred Securities. Contemporaneously with the execution and delivery of this Amended and Restated Declaration of Trust, any one of the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the initial purchasers named in the Purchase Agreement Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate number of 450,000 Preferred Securities having an aggregate Liquidation Amount of $450,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $450,000,000.

         Section 2.05 Purchase of Junior Subordinated Debt Securities; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Amended and Restated Declaration of Trust, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Sponsor Common Securities Certificates, registered in the name of the Sponsor, in an aggregate number of 100 Common Securities having an aggregate Liquidation Amount of $100,000, against payment by the Sponsor of such amount. Contemporaneously therewith, the Administrative Trustees, on behalf of the Trust, shall purchase from the Sponsor Junior Subordinated Debt Securities, registered in the name of the Property Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $450,100,000, and, in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Administrative Trustees, on behalf of the Trust, shall deliver to the Sponsor the sum of $450,100,000.

         Section 2.06 Amended and Restated Declaration of Trust. The exclusive purposes and functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debt Securities, and (ii) to engage in those activities necessary, incidental, appropriate or convenient thereto. The Sponsor hereby appoints each of Craig A. Douglas, Jeffrey D. Cataldo and Donald Allan as Administrative Trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of the Delaware Statutory Trust Act.

         Section 2.07 Authorization to Enter into Certain Transactions. The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Amended and Restated Declaration of Trust. Subject to the limitations set forth in paragraph C of this Section 2.07, and in accordance with the following paragraphs A and B, the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express (in the case of the Property Trustee) or implied, otherwise granted to the Trustees under this Amended and Restated Declaration of Trust, and to perform all acts in furtherance thereof, including without limitation, the following:

     A. As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

     (i) to acquire the Junior Subordinated Debt Securities with the proceeds of the sale of the Trust Securities; provided, however, the Administrative Trustees shall cause legal title to all of the Junior Subordinated Debt Securities to be vested in, and the Junior Subordinated Debt Securities to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Trust Securities;

     (ii) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of any Special Event (as defined in the Supplemental Indenture) and, at its option, to take any ministerial actions in connection therewith; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking any ministerial action in relation to a Special Event;

     (iii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of ss. 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities as to such actions and applicable record dates;

     (iv) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(B)(iv), the Property Trustee has the power to bring such Legal Action;

     (v) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (vi) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (vii) to give the certificate to the Property Trustee required by ss. 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

     (viii) to take all actions and perform such duties on behalf of the Trust as may be required of the Administrative Trustees pursuant to the terms of this Amended and Restated Declaration of Trust;

     (ix) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust has been created;

     (x) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust;

     (xi) to issue and sell the Trust Securities pursuant to the terms of this Amended and Restated Declaration of Trust;

     (xii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Purchase Agreement providing for the sale of the Preferred Securities, the Registration Rights Agreement providing for the registered exchange or resale of the Preferred Securities, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation of the transactions contemplated hereby and thereby;

     (xiii) to assist in the registration of the Preferred Securities under the Securities Act and under state securities or blue sky laws, and the qualification of this Amended and Restated Declaration of Trust as a trust indenture under the Trust Indenture Act;

     (xiv) to assist in the listing of the Preferred Securities upon such securities exchanges or national trading markets, if any, as shall be determined by the Sponsor and, if required, the registration of the Preferred Securities under the Exchange Act, and the preparation, execution and filing of all periodic and other reports and other documents pursuant to the foregoing;

     (xv) to send notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Amended and Restated Declaration of Trust;

     (xvi) to appoint a Paying Agent (subject to Section 5.09) and Securities Registrar in accordance with this Amended and Restated Declaration of Trust;

     (xvii) to assist in, to the extent provided in this Amended and Restated Declaration of Trust, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

     (xviii) to take any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

     B. The Property Trustee shall:

     (i) establish and maintain a Payment Account pursuant to Article III or otherwise in accordance with this Amended and Restated Declaration of Trust;

     (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Junior Subordinated Debt Securities are redeemed or mature;

     (iii) upon notice of distribution issued by the Administrative Trustees in accordance with the terms of this Amended and Restated Declaration of Trust, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution pursuant to terms of this Amended and Restated Declaration of Trust of Junior Subordinated Debt Securities to Holders of Trust Securities;

     (iv) subject to the terms hereof, take any Legal Action which arises out of or in connection with (x) an Event of Default or Indenture Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or
(y) the Property Trustee's duties and obligations under this Amended and Restated Declaration of Trust or the Trust Indenture Act;

     (v) take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Amended and Restated Declaration of Trust; and

     (vi) to the extent that it is designated as the Securities Registrar, to register transfers of the Trust Securities and otherwise take action with respect to the Trust Securities in accordance with this Amended and Restated Declaration of Trust.

     C. So long as this Amended and Restated Declaration of Trust remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees, in such capacity, shall not (i) acquire any investments or engage in any activities not authorized by this Amended and Restated Declaration of Trust, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take or consent to any action that would cause the Trust to fail or cease to qualify as a grantor trust/fixed investment trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) issue any securities other than the Trust Securities, or (vii) have any power to, or agree to any action by the Sponsor that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

     D. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Amended and Restated Declaration of Trust are hereby ratified and confirmed in all respects):

     (i) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

     (ii) to negotiate the terms of the Purchase Agreement providing for the sale of the Preferred Securities.

     (iii) to negotiate the terms of the Registration Rights Agreement providing for the registered exchange or resale of the Preferred Securities;

     (iv) to enter into, and comply with the terms of, the Purchase Agreement and the Registration Rights Agreement, including, but not limited to, preparing for filing by the Trust with the Commission any registration statement or other filing under the Securities Act in relation to the Preferred Securities and any amendments thereto; and

     (v) any other actions necessary, incidental, appropriate or convenient to carry out any of the foregoing activities.

     E. Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as other than a grantor trust/fixed investment trust for United States federal income tax purposes and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Sponsor for United
States federal income tax purposes. In this connection, the Sponsor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Amended and Restated Declaration of Trust, that each of the Sponsor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

         Section 2.08 Assets of Trust. The assets of the Trust shall consist of the Trust Property.

         Section 2.09 Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders and the Trust in accordance with this Amended and Restated Declaration of Trust. The right, title and interest of the Property Trustee to the Junior Subordinated Debt Securities shall vest automatically in each Person who may thereafter be appointed as Property Trustee in accordance with the terms hereof, and thereupon, such right, title and interest shall cease in the predecessor Property Trustee. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 2.10 Mergers and Consolidations of the Trust. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described below or otherwise provided in this Amended and Restated Declaration of Trust. The Trust may at the request of the Sponsor, with the consent of the Administrative Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (herein referred to as the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Sponsor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of legal title to the Junior Subordinated Debt Securities, (iii) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any such nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, (v) such successor entity has a purpose substantially identical to that of the Trust,
(vi) prior to such merger, consolidation, amalgamation, or replacement, the Sponsor and the Property Trustee have received an Opinion of Counsel to the effect that (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect and (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act of 1940, as amended, and (vii) the Sponsor guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust/fixed investment trust for United States federal income tax purposes.

         Section 2.11 Obligations in the Event of Non-U.S. Merger. If, upon or after the occurrence of a Non-U.S. Merger, the Trust is required to withhold, or any Securityholder is required to pay, any present or future amount in respect of taxes, duties, assessments or other governmental charges on any Distribution on that Holder's Trust Securities by any taxing authority that would not have been withheld or imposed on that payment had the Non-U.S. Merger not occurred, the Trust will pay to each Securityholder an amount (the "Gross-Up Payment") equal to all additional amounts that may be necessary so that every net Distribution to the Holder will not be less than the amount provided for herein or in the Preferred Securities. The term "net Distribution" means the amount the Trust will pay to the Securityholder after the Trust's or that Securityholder's payment, deduction or withholding an amount for or on account of any present or future taxes, duties, assessments or other governmental charges imposed with respect to that payment by any taxing authority that would not have been imposed if the Non-U.S. Merger had not occurred. For purposes of determining the amount of the Gross-Up Payment, to the extent that any withholding or imposition of any tax, duty, assessment or other governmental charge is assessed on different taxpayers at different rates, the rate applicable to each Holder of Trust Securities will be the highest marginal rate for the period in which the Gross-Up Payment is to be made.

         Any reference in this Amended and Restated Declaration of Trust, or the Trust Securities, to interest, Distributions or any other amount payable in respect of the Trust Securities also refers to any Gross-Up Payment payable with respect thereto pursuant to this Section 2.11.

                                  ARTICLE 3

                                Payment Account

         Section 3.01 Payment Account.

         (a) On or prior to the Issue Date, the Property Trustee shall establish the Payment Account. The Property Trustee (and if deemed necessary by the Property Trustee, an agent of the Property Trustee) shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Amended and Restated Declaration of Trust. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                  ARTICLE 4

                           Distributions; Redemption

         Section 4.01 Distributions.

         (a) Distributions on the Trust Securities shall be cumulative and accrue from the Issue Date and, subject to paragraph (e) of this Section 4.01, shall be payable (i) during the Fixed Rate Period, semi-annually on June 1 and December 1 of each year, commencing June 1, 2006 (each a "Semi-Annual Distribution Date"); and (ii) during the Floating Rate Period, quarterly on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 2011 (each a "Quarterly Distribution Date"). If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and, in the case of a Semi-Annual Distribution Date, without any interest or other payment in respect of any such delay).

         (b) (i) During the Fixed Rate Period, distributions payable on the Trust Securities shall be fixed at a rate of 5.902% per annum (the "Fixed Rate") of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable during the Fixed Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Fixed Rate, compounded semi-annually, through the end of the Fixed Rate Period. (ii) During the Floating Rate Period, distributions on each Trust Security will accrue during each Quarterly Distribution Accrual Period, at a rate equal to the lower of (i) 1.40% plus the highest of the (x) 3-Month LIBOR Rate; (y) 10-Year Treasury CMT, and (z) 30-Year Treasury CMT, as applicable for such Quarterly Distribution Accrual Period and (ii) 13.25% (such rate the "Floating Rate" with respect to such Quarterly Distribution Accrual Period, and such rate being the rate of interest payable during the Floating Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee) until the stated liquidation amount thereof is paid, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Floating Rate prevailing from time to time, compounded quarterly at such prevailing Floating Rate.

         (c) During the Fixed Rate Period, the amount of distributions payable on any Distribution Date will be computed on the basis of a 360-day year of twelve 30-day months, and the amount of distributions payable for any period shorter or longer than a full semi-annual period for which distributions are computed will be computed on the basis of the actual number of days elapsed in such 180-day period. During the Floating Rate Period, the amount of distributions payable will be computed by multiplying the annual Floating Rate in effect for the Quarterly Distribution Accrual Period or portion thereof in respect of which the distribution is made by a fraction, the numerator of which will be the actual number of days in such Quarterly Distribution Accrual Period (or a portion thereof) (determined by including the first day thereof and excluding the last day thereof) and the denominator of which will be 365, and multiplying the product obtained thereby by the stated liquidation amount of the Trust Securities.

         (d) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date, but only to the extent that the Trust has legally and immediately available funds in the Payment Account for the payment of such Distributions.

         (e) An interest payment on the Junior Subordinated Debt Securities may be deferred (i) in whole at the election of the Sponsor pursuant to Optional Deferral in accordance with the terms of Section 4.1 of the Supplemental Indenture permitting Optional Deferral, or (ii) in whole or in part in accordance with the terms of Section 4.2 of the Supplemental Indenture limiting interest payments in the case of a Mandatory Deferral (each a "Deferral"). As a consequence of any such Deferral, Distributions will also be deferred, in whole or in part, to the extent corresponding to the deferral on the Junior Subordinated Debt Securities, provided that, to the extent permitted by applicable law, semi-annual or quarterly Distributions, as applicable, to the extent not paid as and when due will continue to accrue (i) during the Fixed Rate Period, at the Fixed Rate, compounded semi-annually on each Semi-Annual Distribution Date and (ii) during the Floating Rate Period, at the Floating Rates applicable from time to time, compounded quarterly on each Quarterly Distribution Date. Amounts added to deferred Distributions due to such compounding are referred to herein as "Additional Amounts." Deferred Distributions, together with Additional Amounts, will be distributed to the Holders of the Trust Securities as received by the Trust at the end of any Deferral period. Notwithstanding the foregoing, the Trust may distribute deferred amounts earlier if the Sponsor prepays interest deferred on the Junior Subordinated Debt Securities prior to the end of any Deferral as permitted by the Junior Subordinated Indenture.

         (f) Distributions, including Additional Amounts, if any, on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date. While the Preferred Securities are in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Junior Subordinated Debt Securities. If the Preferred Securities are not in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed and, if none, shall be selected by the Sponsor, which dates shall be at least one Business Day but not more than 60 Business Days before the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Junior Subordinated Debt Securities. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. Distributions payable on the Trust Securities that are not punctually paid on any Distribution Date as a result of the Sponsor having failed to make a payment on the Junior Subordinated Debt Securities will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Junior Subordinated Indenture.

         (g) In the event of the occurrence of a Registration Default under
Section 8 of the Registration Rights Agreement with respect to any Preferred Security, the Trust shall pay Registration Default Damages in the form of additional distributions on such Preferred Security at the per annum rate of 0.25% of the Liquidation Amount thereof for so long as such Registration Default continues in accordance with and subject to the terms of Section 8 of the Registration

Rights Agreement. References to Distributions herein include references to such Registration Default Damages.

         (h) Each holder of a Trust Security, by such holder's acceptance thereof, agrees that in the event of any payment or distribution of assets to creditors of the Sponsor or in the event of any liquidation, dissolution, winding up, reorganization, or in connection with any insolvency, receivership or proceeding under any Bankruptcy Law with respect to the Sponsor, such holder shall not have a claim for deferred Distributions on such holder's Trust Security or to Additional Amounts and Gross-Up Payments in respect thereof, to the extent that such amounts correspond to Foregone Deferred Interest on the Junior Subordinated Debt Securities.

         (i) Each Trust Security, upon registration of transfer of or in exchange for or in lieu of any other Trust Security, shall continue to carry the rights of Distributions accrued (including Additional Amounts, if any) and unpaid, and to accrue (including Additional Amounts, if any), which were carried by such Trust Security prior to such registration of transfer or exchange.

         Section 4.02 Redemption.

         (a) On each Indenture Redemption Date with respect to the Junior Subordinated Debt Securities (other than following the distribution of the Junior Subordinated Debt Securities to the holders of Trust Securities pursuant to Section 9.04), the Trust will be required to redeem a Like Amount of Trust Securities at the applicable Redemption Price.

         (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

         (i) the Redemption Date;

         (ii) the applicable Redemption Price;

         (iii) the CUSIP number of the Trust Securities to be redeemed;

         (iv) if less than all the Outstanding Trust Securities are to be redeemed, the total Liquidation Amount of the Trust Securities to be redeemed; and

         (v) that on the Redemption Date the applicable Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after such date.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the applicable Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the applicable Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds legally and immediately available in the Payment Account for the payment of such Redemption Price.

         (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 2:00 p.m. New York time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Preferred Securities are in book-entry only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are not in book-entry only form, the Property Trustee, subject to Section 4.02(c), shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions to pay such Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the applicable Redemption Price, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). In the event that payment of the applicable Redemption Price in respect of Trust Securities is improperly withheld or refused and not paid either by the Trust or by the Guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate, from such Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, and the actual payment date will be the Redemption Date for purposes of calculating the applicable Redemption Price.

         (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then, subject to Section 4.03, the particular Preferred Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for a redemption of portions (equal to $1,000 or integral multiple thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $1,000. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Amended and Restated Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

         (f) Less than all the Outstanding Trust Securities may not be redeemed unless all accrued and unpaid Distributions have been paid on all Trust Securities for all semi-annual and/or quarterly Distribution periods terminating on or before the date of redemption.

         (g) Subject to applicable law (including, without limitation, United States federal securities laws), the Sponsor, the Guarantor or their Affiliates may, at any time and from time to time, purchase Outstanding Preferred Securities by tender, in the open market or by private agreement.

         Section 4.03 Subordination of Common Securities.

         (a) Payment of Distributions (including Additional Amounts, if any) on, and the applicable Redemption Price of, the Trust Securities, as the case may be, shall be made pro rata based on the aggregate Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if any) on, or the applicable Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if any) on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the applicable Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if any) on, or the applicable Redemption Price of, Preferred Securities then due and payable.

         (b) In the case of the occurrence of any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived the right to act with respect to any such Indenture Event of Default until the effect of such Indenture Event of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Indenture Event of Default has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

         Section 4.04 Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable distribution dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         Section 4.05 Tax Returns and Reports. The Administrative Trustee(s) shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustee(s) shall provide or cause to be provided on a timely basis to each Holder any Internal Revenue Service form required to be so provided in respect of the Trust Securities.

                                  ARTICLE 5

                         Trust Securities Certificates

         Section 5.01 Initial Ownership. Upon the creation of the Trust by the contribution by the Sponsor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

         Section 5.02 The Trust Securities Certificates. Each of the Trust Securities Certificates shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Amended and Restated Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the issuance and delivery of such Trust Securities Certificates or did not hold such offices at the date of issuance and delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.13.

         Section 5.03 Initial Issuance of Trust Securities Certificates. On the Issue Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust. No Trust Securities Certificate shall entitle its holder to any benefit under this Amended and Restated Declaration of Trust, or shall be valid for any purpose, unless there shall appear on such Trust Securities Certificate an original signature of one or more of the Administrative Trustees; such execution shall constitute conclusive evidence that such Trust Securities Certificate shall have been duly issued and delivered hereunder. All Trust Securities Certificates shall be dated the date of their execution.

         Section 5.04 The Securities Registrar. The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to
Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and the Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as provided pursuant to Section 5.13. The Property Trustee shall be the initial Securities Registrar. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

         Section 5.05 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (i) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (ii) there shall be delivered to the Securities Registrar and the

Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and cause to be issued and made available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities
Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.05, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.05 shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         Section 5.06 Persons Deemed Securityholders. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section 4.01) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         Section 5.07 Access to List of Securityholders' Names and Addresses. The Administrative Trustees shall furnish or cause to be furnished to (i) the Sponsor and the Property Trustee semi-annually, not later than June 1 and December 1 in each year, and (ii) the Sponsor or the Property Trustee, as the case may be, within 30 days after receipt by any Administrative Trustee of a request therefor from the Sponsor or the Property Trustee, as the case may be, in writing, a list, in such form as the Sponsor or the Property Trustee, as the case may be, may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished; provided that the Administrative Trustees shall not be obligated to provide such list at any time such list does not differ from the most recent list given to the Sponsor and the Property Trustee by the Administrative Trustees or at any time the Property Trustee is the Securities Registrar. If three or more Securityholders or one or more Holders of Trust Securities Certificates evidencing not less than 25% of the aggregate outstanding Liquidation Amount apply in writing to the Administrative Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Amended and Restated Declaration of Trust or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Sponsor or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 5.08 Maintenance of Office or Agency. The Administrative Trustees shall maintain in the Borough of Manhattan, New York, or Wilmington, Delaware, an office or offices or agency or agencies where Preferred
Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate HSBC Bank USA, National Association, 1201 Market Street, Suite 1001, Wilmington, Delaware 19801, as its principal agency for such purposes. The Administrative Trustees shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         Section 5.09 Appointment of Paying Agent. The Paying Agent shall make Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Amended and Restated Declaration of Trust in any material respect. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees and the Sponsor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days written notice to the Administrative Trustees and the Sponsor. In the event that a Paying Agent shall resign or be removed, the Administrative Trustees shall appoint a successor that is acceptable to the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Amended and Restated Declaration of Trust to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 5.10 Ownership of Common Securities by Sponsor. On the Issue Date, the Sponsor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities, except for transfers by operation of law or to a direct or indirect wholly-owned subsidiary of the Sponsor or a permitted successor under the Junior Subordinated Indenture, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO HEREIN".

         Section 5.11 Book-Entry Preferred Securities Certificates; Common Securities Certificate.

         (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Preferred Securities Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such beneficial owner's interest in such Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

         (i) the provisions of this Section 5.11(a) shall be in full force and effect;

         (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Amended and Restated Declaration of Trust relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and interest on the Book-Entry Preferred Securities Certificates and the giving of instructions or directions to Owners of Book-Entry Preferred Securities Certificates) as the sole Holder of Book-Entry Preferred Securities Certificates and shall have no obligations to the Owners thereof;

         (iii) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Amended and Restated Declaration of Trust, the provisions of this Section 5.11 shall control; and

         (iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to
     Section 5.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

         (b) Preferred Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Book-Entry Preferred Securities Certificate and shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, for the accounts of designated agents holding on behalf of Euroclear or Clearstream. The Restricted Period shall be terminated upon the receipt by the Administrative Trustees of a written certificate from the Clearing Agency, together with copies of certificates from Euroclear and Clearstream, certifying that they have received certification of non-United States beneficial ownership of 100% of the Liquidation Amount of the Regulation S Temporary Book-Entry Preferred Securities Certificate (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Book-Entry Preferred Securities Certificate bearing a Private Placement Legend, all as contemplated by Section 5.13(a)(ii) hereof). Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Book-Entry Preferred Securities Certificate shall be exchanged for beneficial interests in Regulation S Permanent Book-Entry Preferred Securities Certificates pursuant to the Applicable Procedures. Simultaneously with the issuance of Regulation S Permanent Book-Entry Preferred Securities Certificates, the

Administrative Trustees shall cancel the Regulation S Temporary Book-Entry Preferred Securities Certificate. The Liquidation Amount of the Regulation S
Temporary Book-Entry Preferred Securities Certificate and the Regulation S Permanent Book-Entry Preferred Securities Certificates may from time to time be increased or decreased by adjustments made on the records of the Securities Registrar and the Clearing Agency or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         (c) The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Temporary Book-Entry Preferred Securities Certificate and the Regulation S Permanent Book-Entry Preferred Securities Certificates that are held by participants through Euroclear or Clearstream.

         (d) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

         Section 5.12 Notices to Clearing Agency. To the extent a notice or other communication to the Owners is required under this Amended and Restated Declaration of Trust, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

         Section 5.13 Transfer and Exchange of Preferred Securities.

         (a) Transfer and Exchange of Book-Entry Preferred Securities Certificates. A Book-Entry Preferred Securities Certificate may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency, by a nominee of the Clearing Agency to the Clearing Agency or to another nominee of the Clearing Agency, or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency. All Book-Entry Preferred Securities Certificates will be exchanged by the Administrative Trustees for Definitive Preferred Securities Certificates if (i) the Clearing Agency is unwilling or unable to continue to act as Clearing Agency or it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Clearing Agency is not appointed by the Administrative Trustees within 120 days after the date of such notice from the Clearing Agency or (ii) the Sponsor or Trust determines that the Book-Entry Preferred Securities Certificates (in whole but not in part) should be exchanged for Definitive Preferred Securities Certificates and delivers a written notice to such effect to the Trustees; provided that in no event shall the Regulation S Temporary Book-Entry Preferred Securities Certificate be exchanged for Definitive Preferred Securities Certificates prior to the expiration of the Restricted Period. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Preferred Securities Certificates shall be issued in such names as the Clearing Agency shall instruct the Trustees. A Book-Entry Preferred Securities Certificate may not be exchanged for another Security other than as provided in this Section 5.13(a); however, beneficial interests in a Book-Entry Preferred Securities Certificate may be transferred and exchanged as provided in Section 5.13(b),
(c) or (f) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Book-Entry Preferred Securities Certificates. The transfer and exchange of beneficial interests in the Book-Entry Preferred Securities Certificates shall be effected through the Clearing Agency, in accordance with the provisions of this Amended and Restated Declaration of Trust and the Applicable Procedures. Beneficial interests in the Restricted Book-Entry Preferred Securities Certificates shall be subject to the restrictions set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Book-Entry Preferred Securities Certificates also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

         (i) Transfer of Beneficial Interests in the Same Book-Entry Preferred Securities Certificate. Beneficial interests in any Restricted Book-Entry Preferred Securities Certificate may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Book-Entry Preferred Securities Certificate in accordance with the transfer restrictions set forth in the Private Placement Legend; provided that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Book-Entry Preferred Securities Certificate may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser of the Preferred Securities). Beneficial interests in any Unrestricted Book-Entry Preferred Securities Certificate may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate. No written orders or instructions shall be required to be delivered to the Securities Registrar to effect the transfers described in this Section 5.13(b)(i).

         (ii) All Other Transfers and Exchanges of Beneficial Interests in Book-Entry Preferred Securities Certificates. In connection with all transfers and exchanges of beneficial interests that are not subject to
     Section 5.13(b)(i) above, the transferor of such beneficial interest must deliver to the Securities Registrar either (A) (1) a written order from a Clearing Agency Participant given to the Clearing Agency in accordance with the Applicable Procedures directing the Clearing Agency to credit or cause to be credited a beneficial interest in another Book-Entry Preferred Securities Certificate in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Clearing Agency Participant account to be credited with such increase or (B) (1) a written order from a Clearing Agency Participant given to the Clearing Agency in accordance with the Applicable Procedures directing the Clearing Agency to cause to be issued a Definitive Preferred Securities Certificate in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Clearing Agency to the Securities Registrar containing information regarding the Person in whose name such Definitive Preferred Securities Certificate shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Preferred Securities Certificates be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Book-Entry Preferred Securities Certificate prior to the expiration of the Restricted Period. Upon consummation of a Registered Exchange Offer in accordance with Section 5.13(f) hereof, the requirements of this
     Section 5.13(b)(ii) shall be deemed to have been satisfied upon receipt by the Securities Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Book-Entry Preferred

     Securities Certificates. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Book-Entry Preferred Securities Certificates contained herein or otherwise applicable under the Securities Act, the Administrative Trustees shall adjust the principal amount of the relevant Book-Entry Preferred Securities Certificates pursuant to Section 5.13(h) hereof.

         (iii) Transfer of Beneficial Interests to Another Restricted Book-Entry Preferred Securities Certificate. A beneficial interest in any Restricted Book-Entry Preferred Securities Certificates may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Book-Entry Preferred Securities Certificate if the transfer complies with the requirements of Section 5.13(b)(ii) above and the Securities Registrar receives the following:

                  (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Book-Entry Preferred Securities Certificate, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; and

                  (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Book-Entry Preferred Securities Certificate or the Regulation S Book-Entry Preferred Securities Certificate, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (2) thereof.

         (iv) Transfer and Exchange of Beneficial Interests in a Restricted Book-Entry Preferred Securities Certificate for Beneficial Interests in the Unrestricted Book-Entry Preferred Securities Certificate. A beneficial interest in any Restricted Book-Entry Preferred Securities Certificate may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate if the exchange or transfer complies with the requirements of
     Section 5.13(b)(ii) above and:

                  (A) such exchange is effected pursuant to the Registered Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be exchanged certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Preferred Securities Certificates or (3) a Person who is an affiliate (as defined in Rule 144) of the Sponsor;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                  Restricted Book-Entry Preferred Securities Certificate proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(a) thereof; or

                         (2) if the holder of such beneficial interest in a
                  Restricted Book-Entry Preferred Securities Certificate proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), an opinion of counsel to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Book-Entry Preferred Securities Certificate has not yet been issued, one or more Unrestricted Book-Entry Preferred Securities Certificates shall be issued in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

         Beneficial interests in an Unrestricted Book-Entry Preferred Securities Certificate cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Preferred Securities Certificates.

         (i) Beneficial Interests in Restricted Book-Entry Preferred Securities Certificates to Restricted Definitive Preferred Securities Certificates. If any holder of a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate proposes to exchange such beneficial interest for a Restricted Definitive Preferred Securities Certificate or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Preferred Securities Certificate, then, upon receipt by the Securities Registrar of the following documentation:

                  (A) if the holder of such beneficial interest in a Restricted Book-Entry Preferred Securities Certificate proposes to exchange such beneficial interest for a Restricted Definitive Preferred Securities Certificate, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item
         (2)(a) thereof;

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

                  (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item
         (2) thereof;

                  (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (3)(a) thereof;

                  (E) if such beneficial interest is being transferred to the Trust, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (3)(b) thereof; or

                  (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (3)(c) thereof, the Administrative Trustees shall cause the aggregate principal amount of the applicable Book-Entry Preferred Securities Certificates to be reduced accordingly pursuant to Section 5.13(h) hereof, and the Person designated in the instructions shall receive a Definitive Preferred Securities Certificate in the appropriate principal amount. Any Definitive Preferred Securities Certificate issued in exchange for a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate pursuant to this Section 5.13(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Securities Registrar through instructions from the Clearing Agency and the Clearing Agency Participant. The Trustees shall deliver such Definitive Preferred Securities Certificates to the Persons in whose names such Preferred Securities are so registered. Any Definitive Preferred Securities Certificate issued in exchange for a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate pursuant to this Section 5.13(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

         (ii) Beneficial Interests in Regulation S Temporary Book-Entry Preferred Securities Certificate to Definitive Preferred Securities Certificates. Notwithstanding Sections 5.13(c)(i)(A) and (C) hereof, a beneficial interest in a Regulation S Temporary Book-Entry Preferred Securities Certificate may not be exchanged for a Definitive Preferred Securities Certificate or transferred to a Person who takes delivery thereof in the form of a Definitive Preferred Securities Certificate prior to the expiration of the Restricted Period, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

         (iii) Beneficial Interests in Restricted Book-Entry Preferred Securities Certificates to Unrestricted Definitive Preferred Securities Certificates. A holder of a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate may exchange such beneficial interest for an Unrestricted Definitive Preferred Securities Certificate or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Preferred Securities Certificate only if:

                  (A) such exchange or transfer is effected pursuant to the Registered Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Preferred Securities Certificates or (3) a Person who is an affiliate (as defined in Rule 144) of the Trust;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives the following:

                         (1) if the holder of such beneficial interest in a
                  Restricted Book-Entry Preferred Securities Certificate proposes to exchange such beneficial interest for a Definitive Preferred Securities Certificate that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(b) thereof; or

                         (2) if the holder of such beneficial interest in a
                  Restricted Book-Entry Preferred Securities Certificate proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Preferred Securities Certificate that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), an opinion of counsel to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         (iv) Beneficial Interests in Unrestricted Book-Entry Preferred Securities Certificates to Unrestricted Definitive Preferred Securities Certificates. If any holder of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate proposes to exchange such beneficial interest for a Definitive Preferred Securities Certificate or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Preferred Securities Certificate, then, upon satisfaction of the conditions set forth in Section
     5.13(b)(ii) hereof, the Administrative Trustees shall cause the aggregate principal amount of the applicable Book-Entry Preferred Securities Certificate to be reduced accordingly pursuant to Section 5.13(h) hereof, and the Person designated in the instructions shall receive a Definitive Preferred Securities Certificate in the appropriate principal amount. Any Definitive Preferred Securities Certificate issued in exchange for a beneficial interest pursuant to this
     Section 5.13(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Securities Registrar through instructions from the Clearing Agency and the Clearing Agency Participant. The Administrative Trustees shall deliver such Definitive Preferred Securities Certificates to the Persons in whose names such Preferred Securities Certificates are so registered. Any Definitive Preferred Securities Certificate issued in exchange for a beneficial interest pursuant to this Section 5.13(c)(iv) shall not bear the Private Placement Legend.

         (d) Transfer and Exchange of Definitive Preferred Securities Certificates for Beneficial Interests.

         (i) Restricted Definitive Preferred Securities Certificates to Beneficial Interests in Restricted Book-Entry Preferred Securities Certificates. If any Holder of a Restricted Definitive Preferred Securities Certificate proposes to exchange such Preferred Securities Certificate for a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate or to transfer such Restricted Definitive Preferred Securities Certificates to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate, then, upon receipt by the Securities Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Preferred Securities Certificate proposes to exchange such Preferred Securities Certificate for a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item
         (2)(b) thereof;

                  (B) if such Restricted Definitive Preferred Securities Certificate is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

                  (C) if such Restricted Definitive Preferred Securities Certificate is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications and opinion of counsel required by item (2) thereof, if applicable;

                  (D) if such Restricted Definitive Preferred Securities Certificate is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications and opinion of counsel required by item (3)(a) thereof, if applicable;

                  (E) if such Restricted Definitive Preferred Securities Certificate is being transferred to the Trust, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (3)(b) thereof; or

                  (F) if such Restricted Definitive Preferred Securities Certificate is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (3)(c) thereof, the Administrative Trustees shall cancel the Restricted Definitive Preferred Securities Certificate, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Book-Entry Preferred Securities Certificate, in the case of clause (B) above, the 144A Book-Entry Preferred Securities Certificate, in the case of clause (C) above, the Regulation S Book-Entry Preferred Securities Certificate, and in all other cases, the 144A Book-Entry Preferred Securities Certificate.

         (ii) Restricted Definitive Preferred Securities Certificates to Beneficial Interests in Unrestricted Book-Entry Preferred Securities Certificates. A Holder of a Restricted Definitive Preferred Securities Certificate may exchange such Preferred Securities Certificate for a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate or transfer such Restricted Definitive Preferred Securities Certificate to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate only if:

                  (A) such exchange or transfer is effected pursuant to the Registered Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Preferred Securities Certificates or (3) a Person who is an affiliate (as defined in Rule 144) of the Trust;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives the following:

                         (1) if the Holder of such Definitive Preferred
                  Securities Certificates proposes to exchange such Preferred Securities Certificates for a beneficial interest in the Unrestricted Book-Entry Preferred Securities Certificate, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item (1)(c) thereof; or

                         (2) if the Holder of such Definitive Preferred
                  Securities Certificates proposes to transfer such Preferred Securities Certificates to a

                  Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Book-Entry Preferred Securities Certificate, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item
                  (4) thereof;

         and, in each such case set forth in this subparagraph (D), an opinion of counsel to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this Section 5.13(d)(ii), the Trustee shall cancel the Definitive Preferred Securities Certificates and increase or cause to be increased the aggregate principal amount of the Unrestricted Book-Entry Preferred Securities Certificate.

         (iii) Unrestricted Definitive Preferred Securities Certificates to Beneficial Interests in Unrestricted Book-Entry Preferred Securities Certificates. A Holder of an Unrestricted Definitive Preferred Securities Certificate may exchange such Preferred Securities Certificate for a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate or transfer such Definitive Preferred Securities Certificate to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Book-Entry Preferred Securities Certificate at any time. Upon receipt of a request for such an exchange or transfer, the Administrative Trustees shall cancel the applicable Unrestricted Definitive Preferred Securities Certificate and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Book-Entry Preferred Securities Certificates.

         If any such exchange or transfer from a Definitive Preferred Securities Certificate to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Book-Entry Preferred Securities Certificate has not yet been issued, one or more Unrestricted Book-Entry Preferred Securities Certificates in an aggregate principal amount equal to the principal amount of Definitive Preferred Securities Certificates so transferred shall be issued.

         (e) Transfer and Exchange of Definitive Preferred Securities Certificates for Definitive Preferred Securities Certificates. Upon request by a Holder of Definitive Preferred Securities Certificates and such Holder's compliance with the provisions of this Section 5.13(e), the Securities Registrar shall register the transfer or exchange of Definitive Preferred Securities Certificates. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Securities Registrar the Definitive Preferred Securities Certificates duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Securities Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 5.13(e).

         (i) Restricted Definitive Preferred Securities Certificates to Restricted Definitive Preferred Securities Certificates. Any Restricted Definitive Preferred Securities

     Certificate may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Preferred Securities Certificate if the Securities Registrar receives the following:

                  (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item
         (1) thereof;

                  (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (2) thereof; and

                  (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.

         (ii) Restricted Definitive Preferred Securities Certificates to Unrestricted Definitive Preferred Securities Certificates. Any Restricted Definitive Preferred Securities Certificate may be exchanged by the Holder thereof for an Unrestricted Definitive Preferred Securities Certificate or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Preferred Securities Certificate if:

                  (A) such exchange or transfer is effected pursuant to the Registered Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Preferred Securities Certificates or (3) a Person who is an affiliate (as defined in Rule 144) of the Trust;

                  (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) any such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives the following:

                         (1) if the Holder of such Restricted Definitive
                  Preferred Securities Certificates proposes to exchange such Preferred Securities Certificates for an Unrestricted Definitive Preferred Securities Certificate, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item (1)(d) thereof; or

                         (2) if the Holder of such Restricted Definitive
                  Preferred Securities Certificates proposes to transfer such Preferred Securities to a Person who shall take delivery thereof in the form of an Unrestricted

                  Definitive Preferred Securities Certificate, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), an opinion of counsel in form reasonably acceptable to the Trust to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         (iii) Unrestricted Definitive Preferred Securities Certificates to Unrestricted Definitive Preferred Securities Certificates. A Holder of Unrestricted Definitive Preferred Securities may transfer such Preferred Securities Certificates to a Person who takes delivery thereof in the form of an Unrestricted Definitive Preferred Securities Certificate. Upon receipt of a request to register such a transfer, the Securities Registrar shall register the Unrestricted Definitive Preferred Securities Certificates pursuant to the instructions from the Holder thereof.

         (f) Registered Exchange Offer. Upon the occurrence of the Registered Exchange Offer in accordance with the Registration Rights Agreement, there shall be issued (i) one or more Unrestricted Book-Entry Preferred Securities Certificates in an aggregate stated liquidation amount equal to the stated liquidation amount of the beneficial interests in the Restricted Book-Entry Preferred Securities Certificates tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Preferred Securities Certificates and (z) they are not affiliates (as defined in Rule 144) of the Trust, and accepted for exchange in the Registered Exchange Offer and (ii) Definitive Book-Entry Preferred Securities in an aggregate stated liquidation amount equal to the principal amount of the Restricted Definitive Preferred Securities Certificates accepted for exchange in the Registered Exchange Offer. Concurrently with the issuance of such Preferred Securities Certificates, the Administrative Trustees shall cause the aggregate stated liquidation amount of the applicable Restricted Book-Entry Preferred Securities to be reduced accordingly, and there shall be delivered to the Persons designated by the Holders of Definitive Preferred Securities Certificates so accepted Definitive Preferred Securities Certificates in the appropriate stated liquidation amount.

         (g) Legends. The following legends shall appear on the face of all Book-Entry Preferred Securities Certificates and Definitive Preferred Securities Certificates issued unless specifically stated otherwise in the applicable provisions of this Amended and Restated Declaration of Trust.

         (i) Private Placement Legend.

                  (A) Except as permitted by subparagraph (B) below, each Book-Entry Preferred Securities Certificate and each Definitive Preferred Securities Certificate (and all Preferred Securities Certificates issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS IN "OFFSHORE TRANSACTIONS" WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEES' RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (B) Notwithstanding the foregoing, any Book-Entry Preferred Securities Certificate or Definitive Preferred Securities Certificate issued pursuant to subparagraphs (b)(iv), (c)(iii), (c)(iv), (d)(ii),
         (d)(iii), (e)(ii), (e)(iii) or (f) of this Section 5.13 (and all Preferred Securities Certificates issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

         (ii) Legend for all Preferred Securities Certificates. Each Preferred Securities Certificate shall bear a legend in substantially the following form:

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS FROM THE DATE ON WHICH THE HOLDER PURCHASES THIS SECURITY THROUGH AND INCLUDING THE DATE ON WHICH THE

HOLDER DISPOSES OF ITS INTEREST IN THIS SECURITY, THAT THE HOLDER IS NOT A PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR TO
SECTION 4975 OF THE US INTERNAL REVENUE CODE OF 1986, AS AMENDED OR A FIDUCIARY PURCHASING THIS SECURITY FOR OR WITH THE ASSETS OF SUCH A PLAN.

         (iii) Book-Entry Preferred Securities Certificate Legend. Each Book-Entry Preferred Securities Certificate shall bear a legend in substantially the following form:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO HEREIN.

         (iv) Regulation S Temporary Book-Entry Preferred Securities Certificate Legend. The Regulation S Temporary Book-Entry Preferred Securities Certificate shall bear a legend in substantially the following form:

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE AMENDED AND RESTATED DECLARATION OF TRUST. NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE ENTITLED TO RECEIVE DISTRIBUTIONS HEREON.

THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE IN WHOLE OR IN PART FOR ONE OR MORE BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES ONLY (I) ON OR AFTER THE TERMINATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) UPON PRESENTATION OF CERTIFICATES (ACCOMPANIED BY AN OPINION OF COUNSEL, IF APPLICABLE)

REQUIRED BY ARTICLE 5 OF THE AMENDED AND RESTATED DECLARATION OF TRUST. UPON EXCHANGE OF THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE FOR ONE OR MORE BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES, THE ADMINISTRATIVE TRUSTEES SHALL CANCEL THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE.

         (h) Cancellation and/or Adjustment of Book-Entry Preferred Securities Certificates. At such time as all beneficial interests in a particular Book-Entry Preferred Securities Certificate have been exchanged for Definitive Preferred Securities or a particular Book-Entry Preferred Securities Certificate has been redeemed, repurchased or canceled in whole and not in part, each such Book-Entry Preferred Securities Certificate shall be returned to or retained and canceled by the Administrative Trustees. At any time prior to such cancellation, if any beneficial interest in a Book-Entry Preferred Securities Certificate is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Book-Entry Preferred Securities Certificate or for Definitive Preferred Securities Certificates, the principal amount of Preferred Securities Certificates represented by such Book-Entry Preferred Securities Certificate shall be reduced accordingly and an endorsement shall be made on such Book-Entry Preferred Securities Certificate by the Administrative Trustees or by the Clearing Agency at the direction of the Administrative Trustees to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Book-Entry Preferred Securities Certificate, such other Book-Entry Preferred Securities Certificate shall be increased accordingly and an endorsement shall be made on such Book-Entry Preferred Securities Certificate by the Administrative Trustees or by the Clearing Agency at the direction of the Administrative Trustees to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

         (i) To permit registrations of transfers and exchanges, the Administrative Trustee shall execute, on behalf of the Trust, Book-Entry Preferred Securities Certificates and Definitive Preferred Securities Certificates upon the Trust's order or at the Securities Registrar's request.

         (ii) No service charge shall be made to a holder of a beneficial interest in a Book-Entry Preferred Securities Certificate or to a Holder of a Definitive Preferred Securities Certificate for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         (iii) The Securities Registrar shall not be required to register the transfer of or exchange any Preferred Securities Certificate selected for redemption in whole or in part, except the unredeemed portion of any Preferred Securities Certificate being redeemed in part.

         (iv) All Book-Entry Preferred Securities Certificates and Definitive Preferred Securities Certificates issued upon any registration of transfer or exchange of Book-Entry Preferred Securities Certificates or Definitive Preferred Securities Certificates shall be the valid obligations of the Trust, evidencing the same obligations, and entitled to the same benefits under this Amended and Restated Declaration of Trust, as the Book-Entry Preferred Securities Certificates or Definitive Preferred Securities Certificates surrendered upon such registration of transfer or exchange.

         (v) The Trust shall not be required (A) to issue, to register the transfer of or to exchange any Preferred Securities Certificates during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities Certificates for redemption and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Preferred Securities Certificate so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Securities Certificate being redeemed in part or
     (C) to register the transfer of or to exchange a Preferred Security between a record date and the next succeeding Distribution Date.

         (vi) Prior to due presentment for the registration of a transfer of any Preferred Securities Certificate, the Administrative Trustees and the Trust may deem and treat the Person in whose name any Preferred Securities Certificate is registered as the absolute owner of such Preferred Securities Certificate for the purpose of receiving Distributions on such Preferred Securities Certificates and for all other purposes, and none of the Administrative Trustees or the Trust shall be affected by notice to the contrary.

         (vii) All certifications, certificates and opinions of counsel required to be submitted to the Securities Registrar pursuant to this
     Section 5.13 to effect a registration of transfer or exchange may be submitted by facsimile.

         (viii) The Property Trustees shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Amended and Restated Declaration of Trust or under applicable law with respect to any transfer of any interest in any Preferred Securities Certificate (including any transfers between or among Clearing Agency Participants or beneficial owners of interests in any Book-Entry Preferred Securities Certificate) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Amended and Restated Declaration of Trust, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 5.14 Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Amended and Restated Declaration of Trust. The Trust Securities shall have no preemptive or other similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor, except as otherwise provided in the Expense Agreement and Section 10.01, will be fully paid and nonassessable by the Trust and will be entitled to the benefits of this Amended and Restated Declaration of Trust. Except as otherwise provided in the

Expense Agreement and Section 10.01 with respect to the Holder of the Common Securities, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE 6

                   Acts of Securityholders; Meetings; Voting

         Section 6.01 Limitations on Voting Rights.

         (a) Except as provided in this Section 6.01, in Sections 2.10, 8.10 or 10.03, in the Junior Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) So long as any Junior Subordinated Debt Securities are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Junior Subordinated Debt Securities, (ii) waive any past default under the Junior Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Junior Subordinated Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, or to any other action, as holder of the Junior Subordinated Debt Securities, under the Junior Subordinated Indenture, without, in each case, obtaining the prior approval of the Holders of a majority in Liquidation Amount of the Outstanding Preferred Securities; provided, however, that where a consent under the Junior Subordinated Indenture would require the consent of each holder of Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Trustees without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except pursuant to a subsequent vote of the Holders of Preferred Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust/fixed investment trust for United States federal income tax purposes on account of such action.

         (c) If any proposed amendment to this Amended and Restated
Declaration of Trust provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Amended and Restated Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Amended and Restated Declaration of Trust, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Preferred Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust/fixed investment trust for United States federal income tax purposes on account of such action.

         Section 6.02 Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.08 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 6.03 Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

         Preferred Securityholders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Amended and Restated Declaration of Trust requires a greater number of affirmative votes.

         Section 6.04 Voting Rights. Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

         Section 6.05 Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. A Securityholder may grant a proxy by any means permitted by the General Corporation Law of the State of Delaware. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities.
A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         Section 6.06 Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding at least a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Amended and Restated Declaration of Trust) shall consent to the action in writing.

         Section 6.07 Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Amended and Restated Declaration of Trust, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 60 days prior to the date of any meeting of Securityholders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         Section 6.08 Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Amended and Restated Declaration of Trust to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Amended and Restated Declaration of Trust and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this
Section 6.08.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders of Trust Securities and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         Section 6.09 Inspection of Records. Upon reasonable notice to the Trustees, the records of the Trust, and the records of any Trustee as such records relate to the Trust, shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE 7

  Representations and Warranties of the Property Trustee and Delaware Trustee

         Section 7.01 Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Amended and Restated Declaration of Trust, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) The Property Trustee is a national banking association with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Amended and Restated Declaration of Trust;

         (b) The execution, delivery and performance by the Property Trustee of this Amended and Restated Declaration of Trust has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Amended and Restated Declaration of Trust has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) The execution, delivery and performance of this Amended and Restated Declaration of Trust by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Amended and Restated Declaration of Trust.

         Section 7.02 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Amended and Restated Declaration of Trust, and each successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Amended and Restated Declaration of Trust;

         (b) The execution, delivery and performance by the Delaware Trustee of this Amended and Restated Declaration of Trust has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This
Amended and Restated Declaration of Trust has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Amended and Restated Declaration of Trust; and

         (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE 8

                                 The Trustees

         Section 8.01 Certain Duties and Responsibilities.

         (a) The rights, duties and responsibilities of the Trustees shall be as provided by this Amended and Restated Declaration of Trust and, in the case of the Property Trustee, the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Amended and Restated Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Amended and Restated Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.01.

         (b) All payments made by the Property Trustee in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Amended and Restated Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) No Trustee shall be liable for its acts or omissions hereunder except as a result of its own gross negligence (or ordinary negligence in the case of the Property Trustee) or willful misconduct. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Amended and Restated Declaration of Trust. The provisions of this Amended and Restated Declaration of Trust, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Trustees (other than the mandatory duties and liabilities of the Property Trustee under the Trust Indenture Act).

         (d) No provision of this Amended and Restated Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

         (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Amended and Restated Declaration of Trust;

         (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debt Securities and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitation on liability afforded to the Property Trustee under this Amended and Restated Declaration of Trust and the Trust Indenture Act;

         (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Amount maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law; and

         (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Amended and Restated Declaration of Trust, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Sponsor.

         (e) Any direction or act of the Sponsor or the Administrative Trustees contemplated by this Amended and Restated Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

         (f) Whenever in the administration of this Amended and Restated Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder as to which the Preferred Securityholders are entitled to vote under the terms of this Amended and Restated Declaration of Trust, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

         (g) Except as otherwise expressly provided by this Amended and Restated Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Amended and Restated Declaration of Trust. No

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

provision of this Amended and Restated Declaration of Trust shall be deemed to impose any duty or obligations on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 8.02 Notice of Defaults and Deferrals.

         (a) Within 30 days after the occurrence of any Event of Default or Indenture Covenant Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such Event of Default or Indenture Covenant Event of Default to the Securityholders, the Administrative Trustees, the Guarantor and the Sponsor, unless such Event of Default or Indenture Covenant Event of Default shall have been cured or waived.

         (b) The Property Trustee shall promptly forward to the Securityholders, in the manner and to the extent provided in Section 10.08, any notice of an election of Optional Deferral or of the occurrence of a Mandatory Deferral Trigger Event that it receives pursuant to Section 4.3 of the Supplemental Indenture.

         Section 8.03 Certain Rights of Property Trustee. Subject to the provisions of Section 8.01 and except as provided by law:

         (i) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) if (A) in performing its duties under this Amended and Restated Declaration of Trust the Property Trustee is required to decide between alternative courses of action, or (B) in construing any of the provisions in this Amended and Restated Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (C) the Property Trustee is unsure of the application of any provision of this Amended and Restated Declaration of Trust, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Amended and Restated Declaration of Trust, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Amended and Restated Declaration of Trust as

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

     it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (iii) the Property Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Amended and Restated Declaration of Trust at the request or direction of any of the Securityholders pursuant to this Amended and Restated Declaration of Trust, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (v) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other document, unless requested in writing to do so by one or more Securityholders; and

         (vi) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder.

         Section 8.04 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

         The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless a Responsible Officer shall have received written notice from the Sponsor, any Holder or any other Trustee that such funds are not legally available.

         Section 8.05 May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of the Trustees or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         Section 8.06 Compensation; Fees; Indemnity.

         The Sponsor agrees:

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

         (1) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Amended and Restated Declaration of Trust (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct, negligence or bad faith; and

         (3) to indemnify the Trustees for, and to hold the Trustees harmless against, any and all loss, damage, claims, liability or expense incurred without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Amended and Restated Declaration of Trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         The provisions of this Section 8.06 shall survive the resignation or removal of any Trustee or the termination of this Amended and Restated Declaration of Trust.

         Section 8.07 Trustees Required; Eligibility.

         (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 8.

         (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity authorized to conduct a trust business and with its principal place of business in the State of Delaware that shall act through one or more persons authorized to bind such entity.

         Section 8.08 Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Amended and Restated Declaration of Trust. To the

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

extent permitted by the Trust Indenture Act, the Property Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under the Guarantee.

         Section 8.09 Co-Trustees and Separate Trustee. At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Sponsor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.09. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Acceleration Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 8.09 shall satisfy the requirements of Section 8.07.

         Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Sponsor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

         (i) The Trust Securities shall be executed, issued and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees hereunder, shall be exercised, solely by the Trustees.

         (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

         (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case an Indenture Acceleration Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee

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

     without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.09.

         (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder.

         (v) The Trustees shall not be liable by reason of any act of a co-trustee or separate trustee.

         (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 8.10 Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article 8 shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

         The Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         Unless an Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by an Act of the Holder of the Common Securities, provided, however, that an Administrative Trustee may be appointed, removed or replaced only by an Act of the Holders of a majority in Liquidation Amount of the Common Securities. If an Event of Default shall have occurred and be continuing, the Property Trustee and the Delaware Trustee may be removed at such time by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities Certificates, delivered to such Trustee (in its individual capacity and on behalf of the Trust).

         If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by an Act of the Holder of the Common Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of
Section 8.11. If the Delaware Trustee or Property Trustee shall resign, be removed or become incapable of continuing to act as such at a time when an Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by an Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then outstanding delivered to the retiring Trustee, shall promptly appoint a successor Delaware Trustee or Property Trustee, and the Delaware Trustee or Property Trustee shall comply with the applicable requirements of Section 8.11. If no successor

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

Relevant  Trustee shall have been so appointed in  accordance  with this Section
8.10 and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

         The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         Notwithstanding the foregoing or any other provision of this Amended and Restated Declaration of Trust, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated or resigns, the vacancy created by such death, incompetence or incapacity or resignation may be filled by (i) the act of the remaining Administrative Trustee or (ii) otherwise by the Sponsor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Amended and Restated Declaration of Trust, in the event the Sponsor believes that any Administrative Trustee has become incompetent or incapacitated, the Sponsor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

         Section 8.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Sponsor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article 8.

         Section 8.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, Delaware Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or

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

any Person resulting from
any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article 8, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 8.13 Preferential Collection of Claims Against Sponsor or Trust. If and when the Property Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the Junior Subordinated Debt Securities or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or Trust (or any such other obligor). For purposes of
Section 311(b)(4) and (6) of the Trust Indenture Act:

         (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Sponsor or the Trust (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Sponsor or the Trust (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         Section 8.14 Reports by Property Trustee.

         (a) Within 60 days after May 15 of each year commencing with May 15, 2006, if required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Amended and Restated Declaration of Trust or the preceding May 15.

         (b) The Property Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

         (c) Reports pursuant to this Section 8.14 shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

         Section 8.15 Reports to the Property Trustee. The Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee (i) such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any), and (ii) within 120 days after the end of each fiscal year of the Sponsor, the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by Section 314 of the Trust Indenture Act. Delivery of reports to the Property Trustee pursuant to Section 314(a)(1) of the Trust Indenture Act is for informational purposes only and the Property

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

Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder.

         Section 8.16 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Amended and Restated Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c)(1) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

         Section 8.17 Number of Trustees.

         (a) The number of Trustees shall initially be five, provided that the Sponsor by written instrument may increase or decrease the number of Administrative Trustees.

         (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Amended and Restated Declaration of Trust), shall have all powers granted to the Administrative Trustees and shall discharge the duties imposed upon the Administrative Trustees by this Amended and Restated Declaration of Trust.

         Section 8.18 Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
Section 2.07(A), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         Section 8.19 Enforcement of Rights of Property Trustee by Securityholders.

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

         (a) If an Acceleration Event of Default occurs and is continuing, then the Property Trustee may enforce its rights against the Sponsor and the Guarantor as the holder of the Junior Subordinated Debt Securities and the Guarantee Trustee under the Guarantee. In addition, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the exercise of any trust or power conferred upon the Property Trustee under this Amended and Restated Declaration of Trust, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Junior Subordinated Debt Securities, provided that such direction shall not be in conflict with any rule of law or with this Amended and Restated Declaration of Trust, and would not involve the Property Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Property Trustee fails to enforce its rights under the Junior Subordinated Debt Securities, a Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Sponsor or the Guarantor or both to enforce its rights under this Amended and Restated Declaration of Trust without first instituting any legal proceeding against the Property Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Amended and Restated Declaration of Trust to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Amended and Restated Declaration of Trust, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, to the fullest extent permitted by applicable law, if an Acceleration Event of Default has occurred and is continuing and such Acceleration Event of Default is attributable to the Sponsor's failure to pay interest, principal or other required payments on the Junior Subordinated Debt Securities issued to the Trust on the date that interest, principal or other payment is otherwise payable, a Holder of Preferred Securities may institute a legal proceeding directly against the Sponsor or the Guarantor or both, without first instituting a legal proceeding against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such Holder of principal, interest, or other required payments on the Junior Subordinated Debt Securities having a principal amount equal to the aggregate stated liquidation amount of the Preferred Securities of such Holder on or after the due dates therefor specified or provided for in the Junior Subordinated Debt Securities.

         (b) In the event of a Covenant Event of Default, the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities may institute a legal proceeding against the Trust or the Trustees regarding the Covenant Event of Default and pursue any applicable remedy, it being understood that the remedy of acceleration of the liquidation amount of the Preferred Securities or of the principal of the Junior Subordinated Debt Securities is not provided for hereunder in such circumstance.

         (c) In the event of an Indenture Covenant Event of Default, the Property Trustee shall institute a suit for damages on behalf of the Trust, as holder of the Junior Subordinated Debt Securities, if so directed by the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities.

         (d) The Sponsor or the Guarantor shall be subrogated to all rights of the Holders of Preferred Securities in respect of any amounts paid to such Holders by the Sponsor or the Guarantor pursuant to this Section 8.19.

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

                                   ARTICLE 9

                          Termination and Liquidation

         Section 9.01 Termination Upon Expiration Date. The Trust shall automatically dissolve and terminate on November 21, 2060 (the "Expiration Date") or earlier pursuant to Section 9.02.

         Section 9.02 Early Termination. Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"), the Trust shall be dissolved and terminated in accordance with the terms hereof:

         (i) the occurrence of a Bankruptcy Event in respect of the Sponsor, dissolution or liquidation of the Sponsor, or the dissolution of the Trust pursuant to judicial decree;

         (ii) the delivery of written direction to the Property Trustee by the Sponsor at any time (which direction is optional and wholly within the discretion of the Sponsor) to terminate the Trust and distribute the Junior Subordinated Debt Securities to Securityholders as provided in
     Section 9.04; and

         (iii) the payment at maturity or redemption of all of the Junior Subordinated Debt Securities, and the consequent payment of the Preferred Securities.

         Section 9.03 Termination. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (a) the distribution of the Junior Subordinated Debt Securities by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or, upon the redemption of all of the Trust Securities pursuant to Section 4.02, the distribution of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing by the Sponsor of a certificate of cancellation pursuant to the Delaware Statutory Trust Act.

         Section 9.04 Liquidation.

         (a) If any Early Termination Event specified in clause (i) of Section
9.02 occurs, the Trust shall be liquidated by the Administrative Trustees.

         (b) If the Trust automatically terminates upon the occurrence of the Expiration Date or if any Early Termination Event specified in clause (ii) of
Section 9.02 occurs, the Trust shall be liquidated and the Property Trustee shall distribute any Junior Subordinated Debt Securities to the Securityholders as provided in Sections 9.04(c)-(f).

         (c) In connection with a distribution of the Junior Subordinated Debt Securities, each Holder of Trust Securities shall be entitled to receive, after the satisfaction of liabilities to creditors of the Trust (as evidenced by a certificate of the Administrative Trustees), a Like Amount of Junior Subordinated Debt Securities. Notice of liquidation shall be given by the Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such
Holder's  address  appearing  in  the  Securities   Register.   All  notices  of
liquidation shall:

         (i) state the Liquidation Date;

         (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities; and

         (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debt Securities as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (d) In order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debt Securities in exchange for the Outstanding Trust Securities Certificates.

         (e) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debt Securities will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities, accruing interest at the rate provided for in the Junior Subordinated Debt Securities from the last Distribution Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Debt Securities) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Debt Securities upon surrender of Trust Securities Certificates.

         (f) The Sponsor will use its commercially reasonable best efforts to have the Junior Subordinated Debt Securities that are distributed in exchange for the Preferred Securities listed on any securities exchange on which the Preferred Securities are then listed. The Sponsor may elect to have the Junior Subordinated Debt Securities issued in book-entry form to the Clearing Agency or its nominee.

         (g) In the event that, notwithstanding the other provisions of this
Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior
Subordinated Debt Securities in the manner provided herein is determined by the Administrative Trustees not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated in such manner as the Administrative Trustees reasonably determine. In such event, the Holders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                                  ARTICLE 10

                           Miscellaneous Provisions

         Section 10.01 Expense Agreement. The Sponsor shall, contemporaneously with the execution and delivery of this Amended and Restated Declaration of Trust, execute and deliver the Expense Agreement.

         Section 10.02 Limitation of Rights of Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Amended and Restated Declaration of Trust, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Section 10.03 Amendment.

         (a) This Amended and Restated Declaration of Trust may be amended from time to time by the Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Amended and Restated Declaration of Trust, which shall not be inconsistent with the other provisions of this Amended and Restated Declaration of Trust, or (ii) to modify, eliminate or add to any provisions of this Amended and Restated Declaration of Trust to such extent as shall be necessary to ensure that the Trust will not be classified as other than a grantor trust/fixed investment trust for United States federal income tax purposes at any time that any Trust Securities are outstanding; provided, however, that any such amendment shall not adversely affect in any material respect the interests of any Securityholder. Any amendments of this Amended and Restated Declaration of Trust pursuant to this Section 10.03(a) shall become effective when notice thereof is given to the Securityholders.

         (b) Except as provided in Section 6.01(c) and Section 10.03(c), any provision in this Amended and Restated Declaration of Trust may be amended by the Trust or the Trustees with (i) the consent of Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding (such consent being obtained in accordance with Section 6.03 or 6.06) and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust/fixed investment trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act of 1940, as amended.

         (c) In addition to and notwithstanding any other provision in this Amended and Restated Declaration of Trust, without the consent of each Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06), this Amended and Restated Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date,
(ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date, or (iii) change the consent required pursuant to this Section 10.03.

         (d) Notwithstanding any other provisions of this Amended and Restated Declaration of Trust, the Trustees shall not enter into or consent to any amendment to this Amended and Restated Declaration of Trust which would cause the Trust (i) to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act of 1940, as amended, afforded by Rule 3a-5 thereunder or (ii) not to be characterized for United States federal income tax purposes as a grantor trust/fixed investment trust and each Securityholder not to be treated as owning an undivided beneficial ownership interest in the Junior Subordinated Debt Securities.

         (e) Without the consent of the Sponsor, this Amended and Restated Declaration of Trust may not be amended in a manner which imposes any additional obligation on the Sponsor. In executing any amendment permitted by this Amended and Restated Declaration of Trust, the Trustees shall be entitled to receive, and (subject to Section 8.03) shall be fully protected in relying upon an Opinion of Counsel and an Officers' Certificate each stating that the execution of such amendment is authorized or permitted by this Amended and Restated Declaration of Trust. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Amended and Restated Declaration of Trust or otherwise.

         (f) In the event that any amendment to this Amended and Restated Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Sponsor a copy of such amendment.

         Section 10.04 Separability. In case any provision in this Amended and Restated Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.05 Governing Law. THIS AMENDED AND RESTATED DECLARATION OF TRUST AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS AMENDED AND RESTATED DECLARATION OF TRUST AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         Section 10.06 Successors. This Amended and Restated Declaration of Trust shall be binding upon and shall inure to the benefit of any successor to both the Trust and the Trustees, including any successor by operation of law.

         Section 10.07 Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Amended and Restated Declaration of Trust.

         Section 10.08 Notice and Demand. Any notice, demand or other communication which by any provision of this Amended and Restated Declaration of Trust is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address appear on the Securities Register and (ii) in the case of the Common Securityholder or the Sponsor, to The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Treasurer, Facsimile No. (860) 827-3886 and to The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Corporate Secretary. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Amended and Restated Declaration of Trust is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee and the Delaware Trustee, HSBC Bank USA, National Association, 452 Fifth Avenue, New York, New York 10018, Attention:
Corporate Trust and Loan Agency, Facsimile No: [?]; and (ii) with respect to the Administrative Trustees, to them at the addresses above for notices to the Sponsor, marked Attention: Administrative Trustees of The Stanley Works Capital Trust I, c/o Treasurer of the Sponsor and Attention: Administrative Trustees of the Stanley Works Capital Trust I, c/o Corporate Secretary of the Sponsor. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

         Section 10.09 Agreement Not to Petition. Each of the Trustees and the Sponsor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with
Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 10.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 10.09 shall survive the termination of this Amended and Restated Declaration of Trust.

         Section 10.10 Conflict with Trust Indenture Act.

         (a) This Amended and Restated Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Amended and Restated Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Amended and Restated Declaration of Trust by any of the provisions of the Trust Indenture Act, such required provision shall control.

         (d) The application of the Trust Indenture Act to this Amended and Restated Declaration of Trust shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         Section 10.11 Counterparts. This Amended and Restated Declaration of Trust may contain more than one counterpart of the signature page and this Amended and Restated Declaration of Trust may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 10.12 No Preemptive Rights. Holders of Trust Securities shall have no preemptive rights to subscribe for any additional securities.

         THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS AMENDED AND RESTATED DECLARATION OF TRUST AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE JUNIOR SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Declaration of Trust or have caused this Amended and Restated Declaration of Trust to be executed on their behalf, all as of the day and year first above written.

                                      THE STANLEY WORKS,
                                          as Sponsor



                                      By:   /s/ Craig A. Douglas
                                            ________________________________
                                            Craig A. Douglas
                                            Vice President and Treasurer



                                      HSBC BANK USA, NATIONAL ASSOCIATION,
                                           as Property Trustee and Delaware
                                           Trustee



                                      By:   /s/ Frank J. Godino
                                            ________________________________
                                            Name:  Frank J. Godino
                                            Title: Vice President



                                      /s/ Craig A. Douglas
                                      ------------------------------------
                                      Craig A. Douglas,
                                      as Administrative Trustee



                                      /s/ Jeffrey D. Cataldo
                                      ------------------------------------
                                      Jeffrey D. Cataldo, as
                                      Administrative Trustee



                                      /s/ Donald Allan
                                      ------------------------------------
                                      Donald Allan,
                                      as Administrative Trustee

                                   EXHIBIT A

            THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED
      IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO HEREIN

Certificate Number:  C-1   Number of Common Securities:  100




                   Certificate Evidencing Common Securities

                                      of

                       The Stanley Works Capital Trust I

               5.902% Fixed Rate/Floating Rate Common Securities

                (Liquidation amount $1,000 per Common Security)

         The Stanley Works Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that The Stanley Works, a Connecticut corporation (the "Holder"), is the registered owner of ONE HUNDRED (100) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the 5.902% Fixed Rate/Floating Rate Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). In accordance with Section
5.10 of the Amended and Restated Declaration of Trust (as defined below), the Common Securities are not transferable, except by operation of law, or to a wholly-owned direct or indirect Subsidiary of the Sponsor, and any attempted transfer in violation hereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of November 22, 2005, as the same may be amended from time to time (the "Amended and Restated Declaration of Trust"), including the designation of the terms of the Common Securities as set forth therein. Capitalized terms used herein but not defined shall have the meaning given to them in the Amended and Restated Declaration of Trust. The Trust will furnish a copy of the Amended and Restated Declaration of Trust and the Junior Subordinated Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Amended and Restated Declaration of Trust and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debt Securities as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Junior Subordinated Debt Securities.

         IN WITNESS WHEREOF, an Administrative Trustee of the Trust has executed this certificate this ____ day of ________, _____.

                                          THE STANLEY WORKS CAPITAL TRUST I



                                          By: _________________________________
                                          [Name]
                                          as Administrative Trustee

                         [FORM OF REVERSE OF SECURITY]

         During the Fixed Rate Period, distributions payable on the Common Securities shall be fixed at a rate of 5.902% per annum of the Liquidation Amount of the Common Securities, such rate being the rate of interest payable during the Fixed Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Fixed Rate, compounded semi-annually, through the end of the Fixed Rate Period. During the Floating Rate Period, distributions on each Common Security will accrue during each Quarterly Distribution Accrual Period, at a rate equal to the lower of
(i) 1.40% plus the highest of the (x) 3-Month LIBOR Rate; (y) 10-Year Treasury CMT, and (z) 30-Year Treasury CMT, as applicable for such Quarterly Distribution Accrual Period and (ii) 13.25% (such rate the "Floating Rate" with respect to such Quarterly Distribution Accrual Period, and such rate being the rate of interest payable during the Floating Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee) until the stated liquidation amount thereof is paid, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Floating Rate prevailing from time to time, compounded quarterly at such prevailing Floating Rate. Distributions on the Common Securities shall be made and shall be deemed payable on each Distribution Date, but only to the extent that the Trust has legally and immediately available funds in the Payment Account for the payment of such Distributions. During the Fixed Rate Period, the amount of distributions payable on any Distribution Date will be computed on the basis of a 360-day year of twelve 30-day months, and the amount of distributions payable for any period shorter or longer than a full semi-annual period for which distributions are computed will be computed on the basis of the actual number of days elapsed in such 180-day period. During the Floating Rate Period, the amount of distributions payable will be computed by multiplying the annual Floating Rate in effect for the Quarterly Distribution Accrual Period or portion thereof in respect of which the distribution is made by a fraction, the numerator of which will be the actual number of days in such Quarterly Distribution Accrual Period (or a portion thereof) (determined by including the first day thereof and excluding the last day thereof) and the denominator of which will be 365, and multiplying the product obtained thereby by the stated liquidation amount hereof.

         Distributions on the Common Securities will be cumulative, will accrue from the Issue Date and, subject to any Deferral, shall be payable (i) during the Fixed Rate Period, semi-annually on June 1 and December 1 of each year, commencing June 1, 2006 (each a "Semi-Annual Distribution Date"); and
(ii) during the Floating Rate Period, quarterly on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 2011 (each a "Quarterly Distribution Date"). Distributions, including Additional Amounts, if any on the Common Securities on each Distribution Date will be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record dates. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates. If the Preferred Securities are not in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed and, if none, shall be selected by the Sponsor, which dates shall be at least one Business Day but not more than 60 Business Days before the relevant payment dates. An interest payment on the Junior Subordinated

Debt Securities may be deferred (i) in whole at the election of the Sponsor pursuant to Optional Deferral in accordance with the terms of Section 4.1 of the Supplemental Indenture permitting Optional Deferral, or (ii) in whole or in part in accordance with the terms of Section 4.2 of the Supplemental Indenture limiting interest payments in the case of a Mandatory Deferral (each a "Deferral"). As a consequence of any such Deferral, Distributions will also be deferred, in whole or in part, to the extent corresponding to the deferral on the Junior Subordinated Debt Securities, provided that semi-annual or quarterly Distributions, as applicable, to the extent not paid as and when due will continue to accrue (i) during the Fixed Rate Period, at the Fixed Rate, compounded semi-annually on each Semi-Annual Distribution Date and (ii) during the Floating Rate Period, at the Floating Rates applicable from time to time, compounded quarterly on each Quarterly Distribution Date. Amounts added to deferred Distributions due to such compounding are referred to herein as "Additional Amounts." Deferred Distributions, together with Additional Amounts, will be distributed to the Holders of the Trust Securities as received by the Trust at the end of any Deferral period. Notwithstanding the foregoing, the Trust may distribute deferred amounts earlier if the Sponsor prepays interest deferred on the Junior Subordinated Debt Securities prior to the end of any Deferral as permitted by the Junior Subordinated Indenture.

         The holder hereof, by such holder's acceptance hereof, agrees that in the event of any payment or distribution of assets to creditors of the Sponsor upon any liquidation, dissolution, winding up, reorganization, or in connection with any insolvency, receivership or proceeding under any Bankruptcy Law with respect to the Sponsor, such holder shall not have a claim for deferred Distributions and Additional Amounts thereon, to the extent that such amounts correspond to amounts in respect of Foregone Deferred Interest on the Junior Subordinated Debt Securities.

         If on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if any) on, or the applicable Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if any) on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the applicable Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if any) on, or the applicable Redemption Price of, Preferred Securities then due and payable.

         Subject to certain conditions set forth in the Amended and Restated Declaration of Trust and the Junior Subordinated Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Junior Subordinated Debt Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, simultaneously with any redemption of the Junior Subordinated Debt Securities, cause a Like Amount of the Trust Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Amended and Restated Declaration of Trust.

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:

--------------------------------------------------------------------------

--------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   (Insert address and zip code of assignee)


and irrevocably appoints


--------------------------------------------------------------------------

--------------------------------------------------------------------------
agent to transfer this Common Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ______________________

Signature:  __________________
(Sign exactly as your name appears on the other side of this Common Securities Certificate)

                                   EXHIBIT B

                   AGREEMENT AS TO EXPENSES AND LIABILITIES

         THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of November 22, 2005, between The Stanley Works, a Connecticut corporation (the "Company"), and The Stanley Works Capital Trust I, a Delaware statutory trust (the "Trust").

         WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Junior Subordinated Debt Securities from the Company, and to issue and sell to the public its 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Declaration of Trust of the Trust dated as of November 22, 2005, as the same may be amended from time to time (the "Amended and Restated Declaration of Trust"); and

         WHEREAS, the Company is the guarantor of the Preferred Securities.

         NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:

                                   ARTICLE I

         Section 1.01. Guarantee by the Company. Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities, Common Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities, Common Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Preferred Securities Guarantee Agreement dated the date hereof between the Company and HSBC Bank USA, National Association, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

         Section 1.03. Waiver of Notice. The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         Section 1.04. No Impairment. The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

         There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

         Section 1.05. Enforcement. A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                                  ARTICLE II

         Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

         Section 2.02. Amendment. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

         Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

                  If to the Company:

                  The Stanley Works
                  1000 Stanley Drive

                  New Britain, CT 06053
                  Attention:  Treasurer

                  If to the Trust:

                  The Stanley Works Capital Trust I
                  c/o The Stanley Works
                  1000 Stanley Drive
                  New Britain, CT 06053
                  Attention: Treasurer

         Section 2.04. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  THIS AGREEMENT is executed as of the date and year first above written.

                                    THE STANLEY WORKS


                                    By:  ________________________________
                                          Name: Craig A. Douglas
                                          Title:   Vice President and Treasurer


                                    THE STANLEY WORKS CAPITAL TRUST I


                                    By:  ________________________________
                                          Name: Craig A. Douglas
                                          Title:   Administrative Trustee

                                   EXHIBIT C

[IF THIS PREFERRED SECURITIES CERTIFICATE IS TO BE A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO HEREIN.]

[INSERT THE PRIVATE PLACEMENT LEGEND AS FOLLOWS, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE AMENDED AND RESTATED DECLARATION OF TRUST - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE

UNITED STATES TO NON-U.S. PERSONS IN "OFFSHORE TRANSACTIONS" WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEES' RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS FROM THE DATE ON WHICH THE HOLDER PURCHASES THIS SECURITY THROUGH AND INCLUDING THE DATE ON WHICH THE HOLDER DISPOSES OF ITS INTEREST IN THIS SECURITY, THAT THE HOLDER IS NOT A PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR TO SECTION 4975 OF THE US INTERNAL REVENUE CODE OF 1986, AS AMENDED OR A FIDUCIARY PURCHASING THIS SECURITY FOR OR WITH THE ASSETS OF SUCH A PLAN.

[INSERT THE REGULATION S TEMPORARY BOOK ENTRY PREFERRED SECURITIES CERTIFICATE LEGEND AS FOLLOWS, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE AMENDED AND RESTATED DECLARATION OF TRUST - THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE AMENDED AND RESTATED DECLARATION OF TRUST. NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE SHALL BE ENTITLED TO RECEIVE DISTRIBUTIONS HEREON.

THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE IN WHOLE OR IN PART FOR ONE OR MORE BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES ONLY (I) ON OR AFTER THE TERMINATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) UPON PRESENTATION OF CERTIFICATES (ACCOMPANIED BY AN OPINION OF COUNSEL, IF APPLICABLE) REQUIRED BY ARTICLE 5 OF THE AMENDED AND RESTATED DECLARATION OF TRUST. UPON EXCHANGE OF THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE FOR ONE OR MORE BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES, THE ADMINISTRATIVE TRUSTEES SHALL CANCEL THIS REGULATION S TEMPORARY BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE.

Certificate Number:  [  ]                Number of Preferred Securities:  [  ]

CUSIP NO.:  [  ]
ISIN NO.:  [  ]

                  Certificate Evidencing Preferred Securities

                                      of

                       The Stanley Works Capital Trust I

      5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities
              (Liquidation amount $1,000 per Preferred Security)

         The Stanley Works Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of [? (?)] preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated The Stanley Works Capital Trust I 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.13 of the Amended and Restated Declaration of Trust (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust, dated as of November 22, 2005, as the same may be amended from time to time (the "Amended and Restated Declaration of Trust"), including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein but not defined shall have the meaning given to them in the Amended and Restated Declaration of Trust. The holder of this certificate is entitled to the benefits of the Guarantee to the extent provided therein. The Trust will furnish a copy of the Amended and Restated Declaration of Trust, the Guarantee and the Junior Subordinated Indenture to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the holder of this certificate is bound by the Amended and Restated Declaration of Trust and is entitled to the benefits thereunder.

         By acceptance, the holder of this certificate agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debt Securities as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Junior Subordinated Debt Securities.

         [If the certificate is the Regulation S Temporary Book-Entry
Preferred Securities Certificate, insert - Until this Regulation S Temporary Book-Entry Preferred Securities Certificate is exchanged for one or more Regulation S Permanent Book-Entry Preferred Securities Certificates, the holder hereof shall not be entitled to receive distributions hereon; until so exchanged in full, this Regulation S Temporary Book-Entry Preferred Securities Certificate shall in all other respects be entitled to the same benefits as other Preferred Securities under the Amended and Restated Declaration of Trust.]

         IN WITNESS WHEREOF, an Administrative Trustee of the Trust has executed this certificate this ____ day of ________, ____.

                                           THE STANLEY WORKS CAPITAL TRUST I



                                           By:  _______________________________
                                           [Name]
                                           as Administrative Trustee

                         [FORM OF REVERSE OF SECURITY]

         During the Fixed Rate Period, distributions payable on the Preferred Securities shall be fixed at a rate of 5.902% per annum of the Liquidation Amount of the Preferred Securities, such rate being the rate of interest payable during the Fixed Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Fixed Rate, compounded semi-annually, through the end of the Fixed Rate Period. During the Floating Rate Period, distributions on each Preferred Security will accrue during each Quarterly Distribution Accrual Period, at a rate equal to the lower of (i) 1.40% plus the highest of the (x) 3-Month LIBOR Rate; (y) 10-Year Treasury CMT, and (z) 30-Year Treasury CMT, as applicable for such Quarterly Distribution Accrual Period and (ii) 13.25% (such rate the "Floating Rate" with respect to such Quarterly Distribution Accrual Period, and such rate being the rate of interest payable during the Floating Rate Period on the Junior Subordinated Debt Securities to be held by the Property Trustee) until the stated liquidation amount thereof is paid, and (to the extent that payment of such distributions is enforceable under applicable law) distributions on any overdue installment of distributions shall accrue at the Floating Rate prevailing from time to time, compounded quarterly at such prevailing Floating Rate. Distributions on the Preferred Securities shall be made and shall be deemed payable on each Distribution Date, but only to the extent that the Trust has legally and immediately available funds in the Payment Account for the payment of such Distributions. During the Fixed Rate Period, the amount of distributions payable on any Distribution Date will be computed on the basis of a 360-day year of twelve 30-day months, and the amount of distributions payable for any period shorter or longer than a full semi-annual period for which distributions are computed will be computed on the basis of the actual number of days elapsed in such 180-day period. During the Floating Rate Period, the amount of distributions payable will be computed by multiplying the annual Floating Rate in effect for the Quarterly Distribution Accrual Period or portion thereof in respect of which the distribution is made by a fraction, the numerator of which will be the actual number of days in such Quarterly Distribution Accrual Period (or a portion thereof) (determined by including the first day thereof and excluding the last day thereof) and the denominator of which will be 365, and multiplying the product obtained thereby by the stated liquidation amount hereof.

         Distributions on the Preferred Securities will be cumulative, will accrue from the Issue Date and, subject to any Deferral, shall be payable (i) during the Fixed Rate Period, semi-annually on June 1 and December 1 of each year, commencing June 1, 2006 (each a "Semi-Annual Distribution Date"); and
(ii) during the Floating Rate Period, quarterly on March 1, June 1, September
1 and December 1 of each year, commencing March 1, 2011 (each a "Quarterly Distribution Date"). Distributions, including Additional Amounts, if any on the Preferred Securities on each Distribution Date will be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates. If the Preferred Securities are not in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed and, if none, shall be selected by the Sponsor, which dates shall be at least one Business Day but not more than 60 Business Days before the relevant payment dates. An interest payment on the Junior Subordinated Debt Securities may be deferred (i) in whole at the election of the Sponsor pursuant to Optional Deferral in accordance
with the terms of Section 4.1 of the Supplemental Indenture permitting Optional Deferral, or (ii) in whole or in part in accordance with the terms of Section
4.2 of the Supplemental Indenture limiting interest payments in the case of a Mandatory Deferral (each a "Deferral"). As a consequence of any such Deferral, Distributions will also be deferred, in whole or in part, to the extent corresponding  to the  deferral  on the  Junior  Subordinated  Debt  Securities, provided that semi-annual or quarterly Distributions, as applicable, to the extent not paid as and when due will continue to accrue (i) during the Fixed Rate Period, at the Fixed Rate, compounded semi-annually on each Semi-Annual Distribution Date and (ii) during the Floating Rate Period, at the Floating Rates applicable from time to time, compounded quarterly on each Quarterly Distribution Date. Amounts added to deferred Distributions due to such compounding are referred to herein as "Additional Amounts." Deferred Distributions, together with Additional Amounts, will be distributed to the Holders of the Trust Securities as received by the Trust at the end of any Deferral period. Notwithstanding the foregoing, the Trust may distribute deferred amounts earlier if the Sponsor prepays interest deferred on the Junior Subordinated Debt Securities prior to the end of any Deferral as permitted by the Junior Subordinated Indenture.

         The holder hereof, by such holder's acceptance hereof, agrees that in the event of any payment or distribution of assets to creditors of the Sponsor upon any liquidation, dissolution, winding up, reorganization, or in connection with any insolvency, receivership or proceeding under any Bankruptcy Law with respect to the Sponsor, such holder shall not have a claim for deferred Distributions and Additional Amounts thereon, to the extent that such amounts correspond to amounts in respect of Foregone Deferred Interest on the Junior Subordinated Debt Securities.

         In addition to the rights provided to the holders of the Preferred Securities under the Amended and Restated Declaration of Trust of the Trust, holders of Preferred Securities that are Registrable Securities (as defined in the Registration Rights Agreement, dated as of November 22, 2005, among the Trust, The Stanley Works and the initial purchasers of the Preferred Securities therein named), shall have all the rights set forth in such Registration Rights Agreement.

         In the event of a Non-U.S. Merger with respect to The Stanley Works, the holder hereof shall have the right to receive Gross-Up Payments, if and to the extent such payments are required pursuant to the Junior Subordinated Indenture.

         Subject to certain conditions set forth in the Amended and Restated Declaration of Trust and the Junior Subordinated Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Junior Subordinated Debt Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, simultaneously with any redemption of the Junior Subordinated Debt Securities, cause a Like Amount of the Trust Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Amended and Restated Declaration of Trust.

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Insert address and zip code of assignee)


and irrevocably appoints


--------------------------------------------------------------------------

--------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ______________________

Signature:  __________________
(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

                                   EXHIBIT D

                        FORM OF CERTIFICATE OF TRANSFER



The Stanley Works Capital Trust I
c/o The Stanley Works
1000 Stanley Drive
New Britain, Connecticut 06053



[Registrar address block]

         Re: 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities

         Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of November 22 , 2005 (the "Amended and Restated Declaration of Trust"), among The Stanley Works, as sponsor, HSBC Bank USA, National Association, as Delaware and Property Trustee, and Craig A. Douglas, Jeffrey
D. Cataldo, and Donald Allan, as administrative trustees, regarding The Stanley Works Capital Trust I (the "Trust"). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Declaration of Trust.

         ___________________, (the "Transferor") owns and proposes to transfer the Preferred Security/ies or interest in such Preferred Security/ies specified in Annex A hereto, in the principal amount of $___________ in such Preferred Security/ies or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                            [CHECK ALL THAT APPLY]

         1.[ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE OR A DEFINITIVE PREFERRED SECURITIES CERTIFICATE PURSUANT TO RULE l44A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Preferred Securities Certificate is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Preferred Securities Certificate for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule l44A in a transaction meeting the requirements of Rule l44A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Amended and Restated Declaration of Trust, the transferred beneficial interest or Definitive Preferred Securities Certificate will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Book Entry Preferred Securities Certificate and/or the Definitive Preferred Securities Certificate and in the Amended and Restated Declaration of Trust and the Securities Act.

         2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY BOOK ENTRY PREFERRED SECURITIES CERTIFICATE, THE REGULATION S BOOK ENTRY PREFERRED SECURITIES CERTIFICATE OR A DEFINITIVE PREFERRED SECURITIES CERTIFICATE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser of the Preferred Securities), which certification is supported by an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification) to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Amended and Restated Declaration of Trust, the transferred beneficial interest or Definitive Preferred Securities Certificate will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Book Entry Preferred Securities Certificate, the Regulation S Temporary Book Entry Preferred Securities Certificate and/or the Definitive Preferred Securities Certificate and in the Amended and Restated Declaration of Trust and the Securities Act.

         3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A BOOK ENTRY PREFERRED SECURITIES CERTIFICATE OR A DEFINITIVE PREFERRED SECURITIES CERTIFICATE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Book Entry Preferred Securities Certificates and Restricted Definitive Preferred Securities Certificates and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                                    (a) [ ] such Transfer is being effected
                           pursuant to and in accordance with Rule 144 under the Securities Act, which certification is supported by an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification) to the effect that such Transfer is in compliance with the Securities Act;

                                      or

                                    (b) [ ] such Transfer is being effected to
                           the Trust;

                                      or

                                    (c) [ ] such Transfer is being effected
                           pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

         4. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE OR OF AN UNRESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE.

                                    (a) [ ] Check if Transfer is pursuant to
                           Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Amended and Restated Declaration of Trust and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities
                           Act. Upon consummation of the proposed Transfer in accordance with the terms of the Amended and Restated Declaration of Trust, the transferred beneficial interest or Definitive Preferred Securities Certificate will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Book Entry Preferred Securities Certificates, on Restricted Definitive Preferred Securities Certificates and in the Amended and Restated Declaration of Trust.

                                    (b) [ ] Check if Transfer is Pursuant to
                           Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Amended and Restated Declaration of Trust and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Amended and Restated Declaration of Trust, the transferred beneficial interest or Definitive Preferred Securities Certificate will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Book Entry Preferred Securities Certificates, on Restricted Definitive Preferred Securities Certificates and in the Amended and Restated Declaration of Trust.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.


                                                [Insert Name of Transferor]


                                      By:
                                           Name:
                                           Title:


Date:  ________________________

                      ANNEX A TO CERTIFICATE OF TRANSFER

         1. The Transferor owns and proposes to transfer the following:

                   [CHECK ONE OF (a) OR (b)]

               (a) [ ] a beneficial interest in the:

           (i) [ ] 144A Book Entry Preferred Securities Certificate (CUSIP _________), or

           (ii) [ ] Regulation S Book Entry Preferred Securities Certificate (CUSIP ________), or

               (b) [ ] a Restricted Definitive Preferred Securities Certificate.

         2. After the Transfer the Transferee will hold:

                   [CHECK ONE]

               (a) a beneficial interest in the:

               (i) [ ] 144A Book Entry Preferred Securities Certificate (CUSIP _________), or

               (ii) [ ] Regulation S Book Entry Preferred Securities Certificate (CUSIP ________), or

               (iii) [ ] Unrestricted Book Entry Preferred Securities
            Certificate (CUSIP _________); or

                (b) [ ] a Restricted Definitive Preferred Securities
                        Certificate; or

                (c) [ ] an Unrestricted Definitive Preferred Securities
                        Certificate,

 in accordance with the terms of the Amended and Restated Declaration of Trust.

                                   EXHIBIT E

                        FORM OF CERTIFICATE OF EXCHANGE



The Stanley Works Capital Trust I
c/o The Stanley Works
1000 Stanley Drive
New Britain, Connecticut 06053



[Registrar address block]

         Re: 5.902% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities

                          (CUSIP ___________________)

         Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of November 22, 2005 (the "Amended and Restated Declaration of Trust"), among The Stanley Works, as sponsor, HSBC Bank USA, National Association, as Delaware and Property Trustee, and Craig A. Douglas, Jeffrey
D. Cataldo, and Donald Allan, as administrative trustees, regarding The Stanley Works Capital Trust I (the "Trust"). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Declaration of Trust.

         __________________________, (the "Owner") owns and proposes to exchange the Preferred Security/ies or interest in such Preferred Security/ies specified herein, in the principal amount of $____________ in such Preferred Security/ies or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. EXCHANGE OF RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATES OR BENEFICIAL INTERESTS IN A RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE FOR UNRESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE

         (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE TO BENEFICIAL INTEREST IN AN UNRESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Book Entry Preferred Securities Certificate for a beneficial interest in an Unrestricted Book Entry Preferred Securities Certificate in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Book Entry Preferred Securities Certificates and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Book Entry Preferred Securities Certificate is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE TO UNRESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Book Entry Preferred Securities Certificate for an Unrestricted Definitive Preferred Securities Certificate, the Owner hereby certifies (i) the Definitive Preferred Securities Certificate is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Book Entry Preferred Securities Certificates and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Preferred Securities Certificate is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE TO BENEFICIAL INTEREST IN AN UNRESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE. In connection with the Owner's Exchange of a Restricted Definitive Preferred Securities Certificate for a beneficial interest in an Unrestricted Book Entry Preferred Securities Certificate, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Preferred Securities Certificates and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE TO UNRESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE. In connection with the Owner's Exchange of a Restricted Definitive Preferred Securities Certificate for an Unrestricted Definitive Preferred Securities Certificate, the Owner hereby certifies (i) the Unrestricted Definitive Preferred Securities Certificate is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Preferred Securities Certificates and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Amended and Restated Declaration of Trust and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Preferred Securities Certificate is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. EXCHANGE OF RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATES OR BENEFICIAL INTERESTS IN RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATES FOR RESTRICTED DEFINITIVE

PREFERRED SECURITIES CERTIFICATES OR BENEFICIAL INTERESTS IN RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATES.

         (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE TO RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Book Entry Preferred Securities Certificate for a Restricted Definitive Preferred Securities Certificate with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Preferred Securities Certificate is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Amended and Restated Declaration of Trust, the Restricted Definitive Preferred Securities Certificate issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Preferred Securities Certificate and in the Amended and Restated Declaration of Trust and the Securities Act.

         (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE PREFERRED SECURITIES CERTIFICATE TO BENEFICIAL INTEREST IN A RESTRICTED BOOK ENTRY PREFERRED SECURITIES CERTIFICATE. In connection with the Exchange of the Owner's Restricted Definitive Preferred Securities Certificate for a beneficial interest in the [CHECK ONE] 144A Book Entry Preferred Securities Certificate or Regulation S Book Entry Preferred Securities Certificate with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and
(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Book Entry Preferred Securities Certificates and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Amended and Restated Declaration of Trust, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Book Entry Preferred Securities Certificate and in the Amended and Restated Declaration of Trust and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.


                                                [Insert Name of Owner]


                                          By:
                                               Name:
                                               Title:


Date:  ________________________